UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04257

Deutsche Variable Series I

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2015

Annual Report

Deutsche Variable Series I

Deutsche Bond VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

16 Statement of Assets and Liabilities

17 Statement of Operations

18 Statement of Changes in Net Assets

19 Financial Highlights

20 Notes to Financial Statements

29 Report of Independent Registered Public Accounting Firm

30 Information About Your Fund's Expenses

31 Tax Information

31 Proxy Voting

32 Advisory Agreement Board Considerations and Fee Evaluation

34 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 is 0.69% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment
■ Deutsche Bond VIP — Class A ■ Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Bond VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,971	$10,310	$11,743	$12,532
	Average annual total return	–0.29%	1.02%	3.27%	2.28%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,055	$10,439	$11,732	$15,552
	Average annual total return	0.55%	1.44%	3.25%	4.51%

The growth of $10,000 is cumulative.

Management Summary December 31, 2015 (Unaudited)

During the 12-month period ended December 31, 2015, the Fund provided a total return of –0.29% (Class A shares, unadjusted for contract charges), compared with the 0.55% return of its benchmark, the Barclays U.S. Aggregate Bond Index.1

As the period opened, there was ongoing speculation over when the U.S. Federal Reserve Board (the Fed) would initiate a cycle of hikes in its benchmark short-term lending rate, after several years of maintaining a zero interest rate policy. The Fed would remain in a data-dependent "wait and see" mode until December, despite the overall modest upward progress of the U.S. economy. The Fed's patient stance was supported by a strong dollar and the absence of upward pressures on U.S. inflation and wages, against a global backdrop of heightened macroeconomic and geopolitical uncertainty. A more than halving of the price of oil, along with weakness in commodities overall and the strong U.S. dollar, put a number of emerging-markets economies under severe stress throughout the period. In early 2015, the European Central Bank began a program of sovereign bond purchases in an effort to avert deflation. The next several months in Europe were dominated by the threat of a Greek default and exit from the common currency. The Greece crisis would be displaced in global economic headlines by heightened concerns over slowing growth in China, which has for some time been the primary source of incremental demand for the global economy. U.S. Treasury yields were volatile over the 12-month period as investors responded to the news flow and mixed data, but ended somewhat higher on all maturities as investors positioned themselves for the Fed's hiking cycle late in the period.

The Fund's performance relative to the benchmark for the period was principally aided by positioning along the yield curve. In particular, we were positioned for the curve to flatten via more significant interest rate increases on shorter maturities. Throughout the period, the managers used interest rate derivatives as part of implementing the Fund’s yield curve exposures. The Fund's performance also benefited from our positioning within investment-grade corporates, which outweighed the impact of the sector's underperformance as credit spreads widened overall. While the underweight to mortgage-backed securities was a modest detractor, the Fund's focus on higher-coupon mortgage pools and other instruments that are sensitive to prepayment expectations worked well as market rates rose over the period. The Fund's modest holdings of emerging-markets and high-yield corporate debt were a drag on returns, largely due to energy-related positions. There continues to be substantial uncertainty around events which could act as a pivot point for credit sentiment globally. Against this backdrop, we have continued to broadly lower the Fund’s risk profile. We are continuing to look for opportunities to diversify risks in the portfolio and for relative valuation opportunities created by heightened volatility.

William Chepolis, CFA
John D. Ryan
Gary Russell, CFA

Portfolio Managers

Effective February 1, 2016, the portfolio management team is as follows:

Gary Russell, CFA
John D. Ryan
Thomas M. Farina, CFA
Gregory M. Staples, CFA

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Total Net Assets)	12/31/15	12/31/14

Government & Agency Obligations	41%	30%
Mortgage-Backed Securities Pass-Throughs	23%	18%
Corporate Bonds	22%	31%
Collateralized Mortgage Obligations	8%	6%
Commercial Mortgage-Backed Securities	4%	4%
Asset-Backed	2%	2%
Municipal Bonds and Notes	1%	4%
Short-Term U.S. Treasury Obligations	1%	1%
Cash Equivalents, Securities Lending Collateral and other Assets and Liabilities, net	–2%	4%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/15	12/31/14

AAA	65%	53%
AA	3%	7%
A	4%	5%
BBB	15%	17%
BB or Below	9%	17%
Not Rated	4%	1%
	100%	100%

Interest Rate Sensitivity	12/31/15	12/31/14

Effective Maturity	7.4 years	6.7 years
Effective Duration	7.1 years	4.7 years

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Inc. ("Fitch") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2015 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 21.7%
Consumer Discretionary 1.7%
AMC Entertainment, Inc., 5.875%, 2/15/2022		15,000	15,225
AmeriGas Finance LLC:
6.75%, 5/20/2020		15,000	14,588
7.0%, 5/20/2022		10,000	9,675
APX Group, Inc., 6.375%, 12/1/2019		15,000	14,363
Asbury Automotive Group, Inc., 144A, 6.0%, 12/15/2024		5,000	5,163
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		25,000	21,250
Avis Budget Car Rental LLC, 5.5%, 4/1/2023 (b)		15,000	15,037
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		130,000	115,981
5.165%, 8/1/2044		150,000	127,052
CCO Safari II LLC:
144A, 4.908%, 7/23/2025		40,000	39,961
144A, 6.484%, 10/23/2045		30,000	30,049
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		5,000	4,500
144A, 6.375%, 9/15/2020		55,000	53,762
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		8,690	8,712
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		15,000	14,475
Series B, 6.5%, 11/15/2022		25,000	24,375
Series B, 7.625%, 3/15/2020		75,000	69,281
CVS Health Corp., 5.125%, 7/20/2045		60,000	63,206
Delphi Corp., 5.0%, 2/15/2023		20,000	21,160
Discovery Communications LLC, 4.875%, 4/1/2043		25,000	20,578
DISH DBS Corp.:
4.25%, 4/1/2018		15,000	15,037
5.0%, 3/15/2023		20,000	17,350
7.875%, 9/1/2019		90,000	97,875
General Motors Financial Co., Inc., 3.2%, 7/13/2020		75,000	73,845
Group 1 Automotive, Inc., 144A, 5.25%, 12/15/2023		20,000	19,800
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		10,000	8,850
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		20,000	20,700
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		20,000	20,600
Mediacom Broadband LLC:
5.5%, 4/15/2021		5,000	4,813
6.375%, 4/1/2023		10,000	9,775
MGM Resorts International:
6.625%, 12/15/2021		40,000	40,950
6.75%, 10/1/2020		42,000	43,155
Numericable-SFR, 144A, 4.875%, 5/15/2019		30,000	29,737
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		10,000	10,513
Quebecor Media, Inc., 5.75%, 1/15/2023		15,000	15,112
		Principal Amount ($)(a)	Value ($)

Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020 (b)		10,000	10,475
Springs Industries, Inc., 6.25%, 6/1/2021		10,000	9,900
Starz LLC, 5.0%, 9/15/2019		10,000	10,125
Time Warner Cable, Inc., 7.3%, 7/1/2038		165,000	178,886
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		15,000	14,213
			1,340,104
Consumer Staples 0.3%
Aramark Services, Inc., 144A, 5.125%, 1/15/2024 (b)		10,000	10,187
Chiquita Brands International, Inc., 7.875%, 2/1/2021		7,000	7,332
Constellation Brands, Inc., 4.75%, 12/1/2025		5,000	5,094
JBS Investments GmbH, 144A, 7.25%, 4/3/2024		30,000	27,225
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		30,000	29,775
144A, 8.25%, 2/1/2020 (b)		115,000	115,000
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		5,000	5,100
Reynolds American, Inc.:
4.45%, 6/12/2025		30,000	31,375
5.85%, 8/15/2045		20,000	22,235
Smithfield Foods, Inc., 6.625%, 8/15/2022		20,000	20,750
			274,073
Energy 2.8%
Antero Resources Corp., 5.375%, 11/1/2021		5,000	4,000
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		760,000	773,869
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		250,000	251,563
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		16,000	14,240
Kinder Morgan, Inc.:
3.05%, 12/1/2019		220,000	203,613
5.55%, 6/1/2045		160,000	124,901
MEG Energy Corp., 144A, 7.0%, 3/31/2024		15,000	10,650
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		20,000	21,000
Noble Holding International Ltd., 4.0%, 3/16/2018		20,000	18,110
ONEOK Partners LP, 4.9%, 3/15/2025 (b)		80,000	67,379
Rosneft Finance SA, 144A, 6.625%, 3/20/2017		100,000	102,350
Transocean, Inc., 4.3%, 10/15/2022		555,000	294,150
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		250,000	250,625
Williams Partners LP, 4.0%, 9/15/2025 (b)		100,000	74,876
			2,211,326
Financials 7.8%
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		200,000	203,500
Barclays Bank PLC, 7.625%, 11/21/2022		890,000	1,013,487
		Principal Amount ($)(a)	Value ($)

BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		150,000	165,000
CBL & Associates LP, (REIT), 4.6%, 10/15/2024		410,000	386,450
CIT Group, Inc., 3.875%, 2/19/2019		65,000	64,675
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		250,000	253,750
Credit Agricole SA, 144A, 7.875%, 1/29/2049 (b)		200,000	204,500
Equinix, Inc.:
(REIT), 5.375%, 4/1/2023		45,000	45,900
(REIT), 5.875%, 1/15/2026		5,000	5,150
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		170,000	160,272
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		380,000	390,336
HSBC Holdings PLC:
5.625%, 12/29/2049 (b)		410,000	410,513
6.375%, 12/29/2049		660,000	654,000
International Lease Finance Corp., 6.25%, 5/15/2019		5,000	5,356
Legg Mason, Inc., 5.625%, 1/15/2044		110,000	109,264
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		825,000	910,543
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		30,000	26,831
Morgan Stanley, Series H, 5.45%, 7/29/2049		10,000	9,763
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		220,000	220,238
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		155,000	161,200
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		505,000	510,013
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		260,000	260,233
Societe Generale SA, 144A, 7.875%, 12/29/2049		20,000	19,926
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/29/2049		15,000	14,906
			6,205,806
Health Care 1.2%
AbbVie, Inc., 3.6%, 5/14/2025		90,000	88,824
Actavis Funding SCS, 4.75%, 3/15/2045		2,000	1,950
Community Health Systems, Inc.:
5.125%, 8/1/2021		5,000	4,975
6.875%, 2/1/2022 (b)		10,000	9,488
7.125%, 7/15/2020 (b)		125,000	124,531
Endo Finance LLC, 144A, 5.75%, 1/15/2022 (b)		15,000	14,550
HCA, Inc.:
5.875%, 2/15/2026		15,000	15,056
6.5%, 2/15/2020		235,000	256,032
7.5%, 2/15/2022		190,000	210,425
IMS Health, Inc., 144A, 6.0%, 11/1/2020		15,000	15,450
LifePoint Health, Inc.:
5.5%, 12/1/2021		15,000	15,263
5.875%, 12/1/2023		10,000	10,150
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		110,000	97,350
Tenet Healthcare Corp., 6.25%, 11/1/2018		60,000	63,150
			927,194
		Principal Amount ($)(a)	Value ($)

Industrials 0.7%
ADT Corp.:
4.125%, 4/15/2019		5,000	5,144
6.25%, 10/15/2021 (b)		20,000	20,891
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		35,000	36,400
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		15,000	13,313
Belden, Inc., 144A, 5.5%, 9/1/2022		25,000	24,062
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		90,000	62,775
144A, 6.0%, 10/15/2022		15,000	10,515
Covanta Holding Corp., 5.875%, 3/1/2024		10,000	9,050
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		15,000	15,638
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		10,000	8,400
FTI Consulting, Inc., 6.0%, 11/15/2022		15,000	15,712
Garda World Security Corp., 144A, 7.25%, 11/15/2021		15,000	12,900
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		200,000	185,500
Meritor, Inc.:
6.25%, 2/15/2024		10,000	8,550
6.75%, 6/15/2021		15,000	13,800
Oshkosh Corp., 5.375%, 3/1/2022		8,000	8,000
SBA Communications Corp., 5.625%, 10/1/2019		15,000	15,638
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		15,000	15,309
Titan International, Inc., 6.875%, 10/1/2020 (b)		8,000	5,960
United Rentals North America, Inc.:
6.125%, 6/15/2023 (b)		5,000	5,113
7.625%, 4/15/2022		85,000	90,839
			583,509
Information Technology 1.0%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		5,000	5,150
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		50,000	52,375
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		10,000	10,075
Entegris, Inc., 144A, 6.0%, 4/1/2022		10,000	10,125
Fidelity National Information Services, Inc., 3.625%, 10/15/2020		80,000	81,042
First Data Corp., 144A, 8.75%, 1/15/2022		22,000	22,987
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		15,000	15,713
Hewlett Packard Enterprise Co.:
144A, 4.9%, 10/15/2025		85,000	83,352
144A, 6.35%, 10/15/2045		45,000	42,720
KLA-Tencor Corp., 4.65%, 11/1/2024		260,000	261,600
NCR Corp.:
5.875%, 12/15/2021		5,000	4,925
6.375%, 12/15/2023		10,000	9,850
Seagate HDD Cayman, 144A, 5.75%, 12/1/2034		340,000	237,923
			837,837
		Principal Amount ($)(a)	Value ($)

Materials 3.1%
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021 (b)		350,000	239,750
144A, 4.125%, 9/27/2022		555,000	361,444
ArcelorMittal, 6.125%, 6/1/2018		500,000	457,500
Ball Corp., 4.375%, 12/15/2020		5,000	5,078
Berry Plastics Corp., 5.5%, 5/15/2022		25,000	24,906
Corp. Nacional del Cobre de Chile, 144A, 4.5%, 9/16/2025 (b)		200,000	188,337
First Quantum Minerals Ltd., 144A, 7.0%, 2/15/2021		31,000	19,453
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		50,000	36,876
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020		200,000	149,000
Hexion, Inc., 6.625%, 4/15/2020		90,000	69,975
Novelis, Inc., 8.75%, 12/15/2020		265,000	243,137
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		15,000	14,475
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		325,000	330,587
Yamana Gold, Inc., 4.95%, 7/15/2024		405,000	343,433
			2,483,951
Telecommunication Services 2.8%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	2,000,000	112,565
AT&T, Inc.:
2.45%, 6/30/2020		75,000	73,862
3.4%, 5/15/2025		110,000	105,720
B Communications Ltd., 144A, 7.375%, 2/15/2021		15,000	16,155
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		400,000	414,072
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		5,000	4,944
Series T, 5.8%, 3/15/2022		20,000	18,330
Series W, 6.75%, 12/1/2023 (b)		10,000	9,375
CyrusOne LP, 6.375%, 11/15/2022		5,000	5,150
Digicel Group Ltd., 144A, 8.25%, 9/30/2020		42,000	34,650
Frontier Communications Corp.:
7.125%, 1/15/2023		110,000	94,875
8.5%, 4/15/2020		55,000	55,137
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		50,000	53,000
Intelsat Jackson Holdings SA, 5.5%, 8/1/2023		30,000	23,550
Level 3 Financing, Inc.:
6.125%, 1/15/2021		10,000	10,350
7.0%, 6/1/2020		100,000	104,500
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025 (b)		200,000	170,000
MTN Mauritius Investments Ltd., 144A, 4.755%, 11/11/2024		250,000	217,500
Sprint Communications, Inc., 6.0%, 11/15/2022 (b)		25,000	17,625
Sprint Corp., 7.125%, 6/15/2024		15,000	10,819
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022		5,000	5,137
6.625%, 11/15/2020		175,000	181,911
		Principal Amount ($)(a)	Value ($)

Turk Telekomunikasyon AS, 144A, 3.75%, 6/19/2019		250,000	247,825
Windstream Services LLC, 7.75%, 10/15/2020 (b)		325,000	273,812
			2,260,864
Utilities 0.3%
Empresa Electrica Angamos SA, 144A, 4.875%, 5/25/2029		200,000	178,417
NRG Energy, Inc., 6.25%, 5/1/2024 (b)		45,000	37,809
			216,226
Total Corporate Bonds (Cost $18,693,280)			17,340,890

Mortgage-Backed Securities Pass-Throughs 22.9%
Federal Home Loan Mortgage Corp.:
3.5%, 5/1/2043 (c)		4,000,000	4,117,539
4.0%, 8/1/2039		601,732	640,201
5.5%, with various maturities from 10/1/2023 until 6/1/2035		1,230,622	1,367,401
6.5%, 3/1/2026		187,829	213,911
Federal National Mortgage Association:
2.5%*, 9/1/2038		46,304	48,590
4.0%, 8/1/2042 (c)		3,000,000	3,174,516
5.0%, with various maturities from 10/1/2033 until 8/1/2040		1,193,192	1,317,719
5.5%, with various maturities from 12/1/2032 until 8/1/2037		1,260,921	1,413,793
6.0%, with various maturities from 4/1/2024 until 3/1/2025		362,371	408,924
6.5%, with various maturities from 3/1/2017 until 12/1/2037		374,397	425,156
Government National Mortgage Association, 4.0% , with various maturities from 2/15/2041 until 4/15/2041		4,828,853	5,126,065
Total Mortgage-Backed Securities Pass-Throughs (Cost $17,982,592)			18,253,815

Asset-Backed 2.2%
Automobile Receivables 0.6%
Avis Budget Rental Car Funding AESOP LLC, "C", Series 2015-1A, 144A, 3.96%, 7/20/2021		500,000	503,544
Miscellaneous 1.6%
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		268,587	262,118
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		552,166	549,266
Voya CLO Ltd., "C", Series 2015-1A, 144A, 3.675%*, 4/18/2027		500,000	452,908
			1,264,292
Total Asset-Backed (Cost $1,800,051)			1,767,836

		Principal Amount ($)(a)	Value ($)

Commercial Mortgage-Backed Securities 3.8%
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.331%*, 3/15/2018		125,000	124,775
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.549%*, 12/25/2024		4,989,855	206,419
JPMBB Commercial Mortgage Securities Trust, "A3", Series 2014-C19, 3.669%, 4/15/2047		150,000	153,871
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2007-C1, 5.716%, 2/15/2051		944,381	986,358
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		1,029,005	1,058,651
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.836%*, 6/12/2050		462,966	470,503
Total Commercial Mortgage-Backed Securities (Cost $3,084,280)			3,000,577

Collateralized Mortgage Obligations 8.2%
Countrywide Home Loans, "A2", Series 2006-1, 6.0%, 3/25/2036		291,252	265,369
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		104,615	68,850
Fannie Mae Connecticut Avenue Securities, "1M2", Series 2015-C01, 4.521%*, 2/25/2025		1,000,000	969,319
Federal Home Loan Mortgage Corp.:
"PI", Series 4485, Interest Only, 3.5%, 6/15/2045		2,897,030	417,188
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		468,673	79,238
"SP", Series 4047, Interest Only, 6.32%**, 12/15/2037		501,566	71,962
"JS", Series 3572, Interest Only, 6.47%**, 9/15/2039		468,083	66,112
Federal National Mortgage Association:
"PZ", Series 2010-129, 4.5%, 11/25/2040		929,142	981,980
"SI", Series 2007-23, Interest Only, 6.348%**, 3/25/2037		207,179	34,977
Freddie Mac Structured Agency Credit Risk Debt Notes:
"M3", Series 2014-DN2, 3.821%*, 4/25/2024		500,000	466,210
"M3", Series 2014-DN4, 4.771%*, 10/25/2024		240,000	238,090
Government National Mortgage Association:
"PL", Series 2013-19, 2.5%, 2/20/2043		684,500	620,546
"HX", Series 2012-91, 3.0%, 9/20/2040		346,880	354,988
"GC", Series 2010-101, 4.0%, 8/20/2040		500,000	538,988
"ME", Series 2014-4, 4.0%, 1/16/2044		500,000	535,992
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		639,357	82,242
		Principal Amount ($)(a)	Value ($)

"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		430,068	71,168
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		903,949	58,936
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		1,699,229	71,763
"PZ", Series 2010-106, 4.75%, 8/20/2040		383,484	415,320
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		121,959	21,831
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		239,021	44,221
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		104,604	17,868
"AI", Series 2007-38, Interest Only, 6.116%**, 6/16/2037		63,330	9,698
MASTR Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020		68,503	70,933
"8A1", Series 2004-3, 7.0%, 4/25/2034		8,017	8,242
Total Collateralized Mortgage Obligations (Cost $6,910,927)			6,582,031

Government & Agency Obligations 40.5%
Other Government Related (d) 0.5%
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	190,760
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		200,000	197,238
			387,998
Sovereign Bonds 5.7%
Dominican Republic, 144A, 5.5%, 1/27/2025		100,000	96,250
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	2,680,000,000	189,381
Government of Romania, 144A, 2.75%, 10/29/2025	EUR	1,000,000	1,101,692
Republic of El Salvador:
144A, 6.375%, 1/18/2027		100,000	84,500
144A, 7.65%, 6/15/2035		100,000	85,250
REG S, 8.25%, 4/10/2032		40,000	37,300
Republic of Hungary:
4.0%, 3/25/2019		200,000	208,400
Series 19/A, 6.5%, 6/24/2019	HUF	11,600,000	45,284
Republic of Namibia, 144A, 5.25%, 10/29/2025		500,000	465,000
Republic of Slovenia, 144A, 5.5%, 10/26/2022		200,000	223,237
Republic of South Africa:
Series R204, 8.0%, 12/21/2018	ZAR	2,200,000	138,869
Series R186, 10.5%, 12/21/2026	ZAR	7,800,000	532,609
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		200,000	189,940
144A, 6.85%, 11/3/2025		280,000	263,753
Republic of Turkey, 5.625%, 3/30/2021		250,000	264,351
Republic of Uruguay, 5.1%, 6/18/2050		50,000	43,125
United Mexican States, 4.6%, 1/23/2046		600,000	531,000
			4,499,941
		Principal Amount ($)(a)	Value ($)

U.S. Sponsored Agency 1.4%
Tennessee Valley Authority, 4.25%, 9/15/2065		1,167,000	1,140,120
U.S. Treasury Obligations 32.9%
U.S. Treasury Bonds:
3.0%, 5/15/2045		11,000	10,950
3.125%, 8/15/2044		255,000	260,608
U.S. Treasury Inflation-Indexed Note, 0.375%, 7/15/2025		1,805,292	1,747,842
U.S. Treasury Notes:
1.0%, 8/31/2016 (f) (g)		9,248,000	9,266,783
1.0%, 9/30/2016		1,000,000	1,001,992
1.0%, 8/15/2018		4,670,100	4,639,819
1.25%, 1/31/2020		30,000	29,538
1.625%, 4/30/2019		6,640,000	6,678,645
2.0%, 8/15/2025		185,000	180,382
2.25%, 11/15/2024		1,201,000	1,200,390
2.5%, 5/15/2024		1,238,000	1,265,033
			26,281,982
Total Government & Agency Obligations (Cost $32,844,984)			32,310,041

Short-Term U.S. Treasury Obligations 1.0%
U.S. Treasury Bills:
0.215% ***, 2/11/2016 (e)		623,000	622,913
0.42%***, 6/2/2016 (e)		181,000	180,674
Total Short-Term U.S. Treasury Obligations (Cost $803,524)			803,587

		Principal Amount ($)(a)	Value ($)

Municipal Bonds and Notes 1.2%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (Cost $960,470)		960,470	977,048

	Shares	Value ($)

Securities Lending Collateral 1.9%
Daily Assets Fund, 0.36% (h) (i) (Cost $1,522,504)	1,522,504	1,522,504

Cash Equivalents 5.8%
Central Cash Management Fund, 0.25% (h) (Cost $4,617,939)	4,617,939	4,617,939

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $89,220,551)†	109.2	87,176,268
Other Assets and Liabilities, Net	(9.2)	(7,376,458)
Net Assets	100.0	79,799,810

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2015.

** These securities are shown at their current rate as of December 31, 2015.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $89,224,053. At December 31, 2015, net unrealized depreciation for all securities based on tax cost was $2,047,785. This consisted of aggregate gross unrealized depreciation for all securities in which there was an excess of value over tax cost of $718,108 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,765,893.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $1,460,838, which is 1.8% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At December 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At December 31, 2015, this security has been pledged, in whole or in part, as collateral for open centrally cleared swap contracts.

(g) At December 31, 2015, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2015, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	3/21/2016	164	20,648,625	(93,225)

At December 31, 2015, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Ultra Long U.S. Treasury Bond	3/21/2016	33	5,236,688	(32,791)

At December 31, 2015, open written options contracts were as follows:

Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Receive Fixed — 4.48% – Pay Floating — 3-Month LIBOR	5/9/2016 5/11/2026	2,000,000[1]	5/5/2016	22,450	(2)
Put Options Pay Fixed — 2.0% – Receive Floating — 3-Month LIBOR	8/15/2016 8/15/2046	2,900,000[1]	8/11/2016	55,680	(25,633)
Pay Fixed — 2.22% – Receive Floating — 3-Month LIBOR	7/13/2016 7/13/2046	2,900,000[2]	7/11/2016	54,520	(39,785)
Pay Fixed — 2.48% – Receive Floating — 3-Month LIBOR	5/9/2016 5/11/2026	2,000,000[1]	5/5/2016	22,450	(54,791)
Total Put Options				132,650	(120,209)
Total				155,100	(120,211)

(j) Unrealized appreciation on written options on interest rate swap contracts at December 31, 2015 was $34,889.

At December 31, 2015, open credit default swap contracts purchased were as follows:

Centrally Cleared Swap
Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Reference Obligation	Value ($)	Unrealized Depreciation ($)
3/20/2015 6/20/2020	1,188,000	5.0%	Markit CDX North America High Yield Index	(44,574)	(2,180)

At December 31, 2015, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 9/18/2045	3,600,000	Floating — 3-Month LIBOR	Fixed — 2.998%	306,831	185,624
12/16/2015 9/16/2025	500,000	Floating — 3-Month LIBOR	Fixed — 2.64%	21,823	18,656
12/16/2015 9/16/2020	8,900,000	Floating — 3-Month LIBOR	Fixed — 2.214%	223,142	227,052
12/16/2015 9/17/2035	9,700,000	Floating — 3-Month LIBOR	Fixed — 2.938%	665,342	453,541
12/4/2015 12/4/2045	2,000,000	Fixed — 2.615%	Floating — 3-Month LIBOR	(4,736)	38,664
2/3/2015 2/3/2045	1,800,000	Fixed — 3.035%	Floating — 3-Month LIBOR	(186,496)	(164,940)
1/28/2015 1/28/2045	2,000,000	Fixed — 3.088%	Floating — 3-Month LIBOR	(231,073)	(210,992)
12/16/2015 9/18/2017	13,600,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(117,111)	(127,616)
9/16/2015 9/16/2045	1,800,000	Fixed — 3.0%	Floating — 3-Month LIBOR	(167,879)	(125,436)
12/16/2015 12/16/2045	1,400,000	Fixed — 2.75%	Floating — 3-Month LIBOR	(43,490)	(57,298)
9/30/2015 9/30/2045	2,000,000	Fixed — 2.88%	Floating — 3-Month LIBOR	(131,650)	(89,804)
9/16/2015 9/16/2045	8,995,000	Floating — 3-Month LIBOR	Fixed — 3.0%	838,928	345,563
Total net unrealized appreciation					493,014

Counterparties:

1 Nomura International PLC

2 Citigroup, Inc.

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at December 31, 2015 is 0.61%.

At December 31, 2015, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
BRL	4,800,000	USD	1,230,815	1/5/2016	17,545	Macquarie Bank Ltd.
USD	200,000	BRL	800,000	1/11/2016	1,799	Macquarie Bank Ltd.
BRL	800,000	USD	205,392	1/11/2016	3,593	Macquarie Bank Ltd.
BRL	1,600,000	USD	411,311	1/11/2016	7,714	Nomura International PLC
BRL	1,600,000	USD	412,219	1/11/2016	8,622	BNP Paribas
BRL	1,600,000	USD	418,301	1/11/2016	14,704	Morgan Stanley
EUR	6,972,222	USD	8,003,902	1/19/2016	423,155	JPMorgan Chase Securities, Inc.
EUR	991,830	USD	1,126,438	1/19/2016	48,187	Morgan Stanley
USD	1,560,639	NZD	2,383,000	1/19/2016	67,068	Citigroup, Inc.
USD	1,526,165	EUR	1,436,000	1/19/2016	35,167	JPMorgan Chase Securities, Inc.
USD	930,818	MXN	16,200,000	1/20/2016	8,132	BNP Paribas
ZAR	16,200,000	USD	1,059,769	1/20/2016	15,043	JPMorgan Chase Securities, Inc.
ZAR	32,400,000	USD	2,175,636	1/20/2016	86,185	BNP Paribas
ZAR	10,600,000	USD	694,166	1/28/2016	11,589	JPMorgan Chase Securities, Inc.
MXN	2,042,900	USD	118,619	1/28/2016	281	JPMorgan Chase Securities, Inc.
CNY	6,000,000	USD	911,197	2/25/2016	4,787	Australia & New Zealand Banking Group Ltd.
Total unrealized appreciation					753,571

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,219,504	BRL	4,800,000	1/5/2016	(6,234)	Macquarie Bank Ltd.
MXN	19,214,561	ZAR	16,200,000	1/11/2016	(67,943)	Nomura International PLC
USD	411,576	BRL	1,600,000	1/11/2016	(7,979)	Nomura International PLC
USD	1,150,765	MXN	19,214,560	1/11/2016	(36,372)	JPMorgan Chase Securities, Inc.
NZD	2,383,000	USD	1,603,225	1/19/2016	(24,482)	BNP Paribas
USD	6,063,437	EUR	5,536,222	1/19/2016	(44,022)	Citigroup, Inc.
USD	2,124,347	ZAR	32,400,000	1/20/2016	(34,896)	BNP Paribas
USD	466,838	COP	1,450,000,000	1/20/2016	(10,768)	Morgan Stanley
USD	468,195	COP	1,450,000,000	1/20/2016	(12,125)	BNP Paribas
USD	981,818	INR	64,800,000	1/29/2016	(6,141)	Morgan Stanley
USD	934,143	CNY	6,000,000	2/25/2016	(27,734)	Australia & New Zealand Banking Group Ltd.
Total unrealized depreciation					(278,696)

Currency Abbreviations

BRL Brazilian Dollar

CNY Chinese Yuan

COP Colombian Peso

EUR Euro

HUF Hungarian Forint

IDR Indonesian Rupiah

INR Indian Rupee

MXN Mexican Peso

NZD New Zealand Dollar

USD United States Dollar

ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, written options, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (k)
Corporate Bonds	$ —	$ 17,340,890	$ —	$ 17,340,890
Mortgage-Backed Securities Pass-Throughs	—	18,253,815	—	18,253,815
Asset-Backed	—	1,767,836	—	1,767,836
Commercial Mortgage-Backed Securities	—	3,000,577	—	3,000,577
Collateralized Mortgage Obligations	—	6,582,031	—	6,582,031
Government & Agency Obligations	—	32,310,041	—	32,310,041
Short-Term U.S. Treasury Obligations	—	803,587	—	803,587
Municipal Bonds and Notes	—	977,048	—	977,048
Short-Term Investments (k)	6,140,443	—	—	6,140,443
Derivatives (l)
Interest Rate Swap Contracts	—	1,269,100	—	1,269,100
Forward Foreign Currency Exchange Contracts	—	753,571	—	753,571
Total	$ 6,140,443	$ 83,058,496	$ —	$ 89,198,939
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (l)
Futures Contracts	$ (126,016)	$ —	$ —	$ (126,016)
Written Options	—	(120,211)	—	(120,211)
Credit Default Swap Contracts	—	(2,180)	—	(2,180)
Interest Rate Swap Contracts	—	(776,086)	—	(776,086)
Forward Foreign Currency Exchange Contracts	—	(278,696)	—	(278,696)
Total	$ (126,016)	$ (1,177,173)	$ —	$ (1,303,189)

There have been no transfers between fair value measurement levels during the year ended December 31, 2015.

(k) See Investment Portfolio for additional detailed categorizations.

(l) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $83,080,108) — including $1,460,838 of securities loaned	$ 81,035,825
Investment in Daily Assets Fund (cost $1,522,504)*	1,522,504
Investment in Central Cash Management Fund (cost $4,617,939)	4,617,939
Total investments in securities, at value (cost $89,220,551)	87,176,268
Cash	17,166
Foreign currency, at value (cost $335,168)	306,943
Deposit with broker for futures contracts	15,707
Receivable for Fund shares sold	129,176
Interest receivable	525,741
Receivable for variation margin on centrally cleared swaps	268,511
Unrealized appreciation on forward foreign currency exchange contracts	753,571
Foreign taxes recoverable	1,498
Other assets	3,214
Total assets	89,197,795
Liabilities
Payable upon return of securities loaned	1,522,504
Payable for investment purchased — delayed delivery securities	7,315,620
Payable for Fund shares redeemed	6,715
Options written, at value (premiums received $155,100)	120,211
Unrealized depreciation on forward foreign currency exchange contracts	278,696
Accrued management fee	22,417
Accrued Trustees' fees	1,428
Other accrued expenses and payables	130,394
Total liabilities	9,397,985
Net assets, at value	$ 79,799,810
Net Assets Consist of
Undistributed net investment income	3,494,238
Net unrealized appreciation (depreciation) on: Investments	(2,044,283)
Swap contracts	490,834
Futures	(126,016)
Foreign currency	446,291
Written options	34,889
Accumulated net realized gain (loss)	(18,517,172)
Paid-in capital	96,021,029
Net assets, at value	$ 79,799,810
Class A Net Asset Value, offering and redemption price per share ($79,799,810 ÷ 14,528,974 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.49

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Interest (net of foreign taxes withheld of $1,703)	$ 3,046,609
Income distributions — Central Cash Management Fund	9,168
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	8,843
Total income	3,064,620
Expenses: Management fee	376,262
Administration fee	96,477
Services to shareholders	1,625
Custodian fee	54,192
Professional fees	90,201
Reports to shareholders	30,956
Trustees' fees and expenses	5,629
Other	11,594
Total expenses before expense reductions	666,936
Expense reductions	(50,533)
Total expenses after expense reductions	616,403
Net investment income	2,448,217
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,142,875)
Swap contracts	(831,307)
Futures	(848,103)
Written options	36,090
Foreign currency	1,465,217
(3,320,978)
Change in net unrealized appreciation (depreciation) on: Investments	(736,463)
Swap contracts	489,661
Futures	(124,388)
Written options	626,631
Foreign currency	527,557
782,998
Net gain (loss)	(2,537,980)
Net increase (decrease) in net assets resulting from operations	$ (89,763)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income	$ 2,448,217	$ 3,111,445
Net realized gain (loss)	(3,320,978)	3,604,392
Change in net unrealized appreciation (depreciation)	782,998	(20,085)
Net increase (decrease) in net assets resulting from operations	(89,763)	6,695,752
Distributions to shareholders from: Net investment income: Class A	(2,926,472)	(3,659,417)
Fund share transactions: Class A Proceeds from shares sold	11,060,840	11,004,710
Reinvestment of distributions	2,926,472	3,659,417
Payments for shares redeemed	(32,571,389)	(21,178,745)
Net increase (decrease) in net assets from Class A share transactions	(18,584,077)	(6,514,618)
Increase (decrease) in net assets	(21,600,312)	(3,478,283)
Net assets at beginning of period	101,400,122	104,878,405
Net assets at end of period (including undistributed net investment income of $3,494,238 and $2,890,836, respectively)	$ 79,799,810	$ 101,400,122
Other Information
Class A Shares outstanding at beginning of period	17,886,425	19,030,134
Shares sold	1,969,516	1,948,624
Shares issued to shareholders in reinvestment of distributions	520,725	662,938
Shares redeemed	(5,847,692)	(3,755,271)
Net increase (decrease) in Class A shares	(3,357,451)	(1,143,709)
Shares outstanding at end of period	14,528,974	17,886,425

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 5.67	$ 5.51	$ 5.89	$ 5.72	$ 5.66
Income (loss) from investment operations: Net investment income[a]	.14	.17	.16	.16	.22
Net realized and unrealized gain (loss)	(.15)	.19	(.33)	.27	.09
Total from investment operations	(.01)	.36	(.17)	.43	.31
Less distributions from: Net investment income	(.17)	(.20)	(.21)	(.26)	(.25)
Net asset value, end of period	$ 5.49	$ 5.67	$ 5.51	$ 5.89	$ 5.72
Total Return (%)	(.29)[b]	6.63[b]	(3.03)[b]	7.77	5.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	101	105	190	112
Ratio of expenses before expense reductions (%)	.69	.69	.65	.58	.62
Ratio of expenses after expense reductions (%)	.64	.61	.56	.58	.62
Ratio of net investment income (%)	2.54	2.99	2.88	2.81	3.86
Portfolio turnover rate (%)	197	273	418	115	219
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: Deutsche Bond VIP, Deutsche Capital Growth VIP, Deutsche Core Equity VIP, Deutsche CROCI® International VIP (formerly Deutsche International VIP) and Deutsche Global Small Cap VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on Deutsche Bond VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Trustees of the Series. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $14,056,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first; and approximately $4,561,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,170,000) and long-term losses ($3,391,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 3,977,470
Capital loss carryforwards	$ (18,617,000)
Net unrealized appreciation (depreciation) on investments	$ (2,047,785)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 2,926,472	$ 3,659,417

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2015, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing the overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2015, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $5,369,000 to $20,649,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $3,895,000 to $38,428,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended December 31, 2015, the Fund entered into options interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There are no open purchased option contracts as of December 31, 2015. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the investment in written options contracts had a total value generally indicative of a range from approximately $120,000 to $923,000.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2015, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contract as of December 31, 2015, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2015, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $2,475,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $36,300,000 to $60,309,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gains received on these securities. To reduce the effect of currency fluctuations, the Fund may enter into forward currency contracts. For the year ended December 31, 2015, the Fund invested in forward currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated securities. In addition, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2015, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from approximately $14,197,000 to $40,977,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from approximately $11,732,000 to $30,949,000.

The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $1,165,000 to $17,983,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ —	$ 1,269,100	$ 1,269,100
Foreign Exchange Contracts (b)	753,571	—	753,571
	$ 753,571	$ 1,269,100	$ 2,022,671

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of centrally cleared swaps as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ (120,211)	$ —	$ (776,086)	$ (126,016)	$ (1,022,313)
Credit Contracts (b)	—	—	(2,180)	—	(2,180)
Foreign Exchange Contracts (c)	—	(278,696)	—	—	(278,696)
	$ (120,211)	$ (278,696)	$ (778,266)	$ (126,016)	$ (1,303,189)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value

(b) Includes cumulative depreciation of futures contracts and centrally cleared swaps as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (a)	$ 36,090	$ —	$ (751,475)	$ (848,103)	$ (1,563,488)
Credit Contracts (b)	—	—	(79,832)	—	(79,832)
Foreign Exchange Contracts (c)	—	1,330,668	—	—	1,330,668
	$ 36,090	$ 1,330,668	$ (831,307)	$ (848,103)	$ (312,652)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from written options, swap contracts and futures, respectively

(b) Net realized gain (loss) on swap contracts

(c) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 626,631	$ —	$ 492,678	$ (124,388)	$ 994,921
Credit Contracts (b)	—	—	(3,017)	—	(3,017)
Foreign Exchange Contracts (c)	—	535,258	—	—	535,258
	$ 626,631	$ 535,258	$ 489,661	$ (124,388)	$ 1,527,162

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on written options, swaps contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on swap contracts

(c) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$ 4,787	$ (4,787)	$ —	$ —	$ —
BNP Paribas	102,939	(71,503)	—	—	31,436
Citigroup, Inc.	67,068	(67,068)	—	—	—
JPMorgan Chase Securities, Inc.	485,235	(36,372)	—	—	448,863
Macquarie Bank Ltd.	22,937	(6,234)	—	—	16,703
Morgan Stanley	62,891	(16,909)	—	—	45,982
Nomura International PLC	7,714	(7,714)	—	—	—
	$ 753,571	$ (210,587)	$ —	$ —	$ 542,984
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 27,734	$ (4,787)	$ —	$ —	$ 22,947
BNP Paribas	71,503	(71,503)	—	—	—
Citigroup, Inc.	83,807	(67,068)	—	(16,739)	—
JPMorgan Chase Securities, Inc.	36,372	(36,372)	—	—	—
Macquarie Bank Ltd.	6,234	(6,234)	—	—	—
Morgan Stanley	16,909	(16,909)	—	—	—
Nomura International PLC	156,348	(7,714)	—	(20,041)	128,593
	$ 398,907	$ (210,587)	$ —	$ (36,780)	$ 151,540

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $177,718,484 and $192,105,936, respectively. Purchases and sales of U.S. Treasury obligations aggregated $14,434,699 and $11,764,192, respectively.

For the year ended December 31, 2015, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	19,200,000	$ 267,641
Options written	5,800,000	110,200
Options bought back	(2,000,000)	(43,400)
Options exercised	(5,800,000)	(80,921)
Options expired	(7,400,000)	(98,420)
Outstanding, end of period	9,800,000	$ 155,100

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund's average daily net assets.

For the period from January 1, 2015 through April 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.61%.

For the period from May 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.66%.

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.64%.

For the year ended December 31, 2015, fees waived and/or expenses reimbursed were $50,533.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $96,477, of which $6,957 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC aggregated $580, of which $96 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $15,414, of which $6,144 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $769.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Ownership of the Fund

At December 31, 2015, four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, owning 37%, 26%, 13% and 10%, respectively.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series I and the Shareholders of Deutsche Bond VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Bond VIP (the "Fund") at December 31, 2015 and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 12, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015
Actual Fund Return	Class A
Beginning Account Value 7/1/15	$ 1,000.00
Ending Account Value 12/31/15	$ 1,001.80
Expenses Paid per $1,000*	$ 3.28
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/15	$ 1,000.00
Ending Account Value 12/31/15	$ 1,021.93
Expenses Paid per $1,000*	$ 3.31

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series I — Deutsche Bond VIP	.65%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trusts' policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trusts' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Bond VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM manages an institutional account comparable to the Fund, but that Deutsche AWM does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche Funds as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

VS1bond-2 (R-025819-5  2/16)

December 31, 2015

Annual Report

Deutsche Variable Series I

Deutsche Capital Growth VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

8 Statement of Assets and Liabilities

9 Statement of Operations

10 Statement of Changes in Net Assets

12 Financial Highlights

13 Notes to Financial Statements

18 Report of Independent Registered Public Accounting Firm

19 Information About Your Fund's Expenses

20 Tax Information

20 Proxy Voting

21 Advisory Agreement Board Considerations and Fee Evaluation

23 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 0.50% and 0.80% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment
■ Deutsche Capital Growth VIP — Class A ■ Russell 1000® Growth Index

The Russell 1000® Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,862	$16,522	$18,316	$22,209
	Average annual total return	8.62%	18.22%	12.87%	8.31%
Russell 1000 Growth Index	Growth of $10,000	$10,567	$15,946	$18,864	$22,681
	Average annual total return	5.67%	16.83%	13.53%	8.53%
Deutsche Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,833	$16,378	$18,035	$21,508
	Average annual total return	8.33%	17.88%	12.52%	7.96%
Russell 1000 Growth Index	Growth of $10,000	$10,567	$15,946	$18,864	$22,681
	Average annual total return	5.67%	16.83%	13.53%	8.53%

The growth of $10,000 is cumulative.

Management Summary December 31, 2015 (Unaudited)

The Fund returned 8.62% (Class A shares, unadjusted for contract charges) during 2015, outperforming the 5.67% return of the Russell 1000® Growth Index.1 The Fund has also outpaced the benchmark in the three-year period ended on December 31, 2015. In managing the Fund, we strive to keep the portfolio’s risk characteristics from deviating from the benchmark to a significant degree. Our outperformance is therefore the result of what we believe is a sustainable source — our focus on individual stock selection and bottom-up research — rather than an effort to boost returns by adding risk.

The Fund’s broader positioning was well suited for the market backdrop that characterized 2015 by virtue of its emphasis on faster-growing stocks. Further, our preference for stocks with reliable earnings led us to tilt the portfolio toward companies with exposure to the domestic economy over those reliant on overseas growth trends and/or the direction of commodity prices. Our bottom-up process generated outperformance in eight of 10 sectors, with financials and consumer staples being the only groups in which we missed the mark.2

Our stock picks performed well within the technology sector, led by our position in Palo Alto Networks, Inc. We identified Palo Alto as a likely winner in the security space in early 2014, and the company has indeed experienced robust growth amid the rapidly rising demand for Internet and data security solutions. Avago Technologies Ltd., a semiconductor company that benefited from the strong trend in smartphones, also aided our results. We continued to favor the technology sector, where we see longer-term strength in important growth themes such as mobility, security and cloud computing.

The Fund’s performance was helped by having 10 stocks taken over or bid for during the annual period. While we don’t invest with the goal of identifying stocks that are likely to benefit from takeovers, we believe the buyouts of multiple portfolio holdings are a natural result of our focus on the types of faster-growing companies that can become attractive targets for corporate buyers at a time of slow global growth.

The consumer discretionary sector also proved to be an area of strength for the Fund, thanks to the strong showing of Amazon.com, Inc., NIKE, Inc. and Home Depot, Inc.3 On the negative side, Twenty-First Century Fox, Inc., Mead Johnson Nutrition Co. and Western Digital Corp. represented the Fund’s largest detractors.

Although we expect a continuation of the low-return environment for U.S. equities, we remain enthusiastic about the outlook for the individual stocks we hold in the portfolio. We continue to focus on single-stock opportunities, with an emphasis on companies that are positioned to benefit from favorable product stories and/or positive secular growth themes. We believe this approach helps us isolate individual companies with the potential to deliver outperformance even when the broader market is experiencing subpar returns.

Owen Fitzpatrick, CFA

Lead Portfolio Manager

Thomas M. Hynes, Jr., CFA
Brendan O'Neill, CFA

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

2 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

3 The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/15	12/31/14

Common Stocks	98%	99%
Cash Equivalents	2%	0%
Convertible Preferred Stocks	0%	—
Convertible Bonds	—	1%
	100%	100%

Sector Diversification (As a % of Common Stocks, Convertible Bonds and Convertible Preferred Stocks)	12/31/15	12/31/14

Information Technology	28%	28%
Consumer Discretionary	22%	19%
Health Care	18%	16%
Industrials	11%	12%
Consumer Staples	10%	10%
Financials	5%	6%
Materials	3%	3%
Telecommunication Services	1%	1%
Energy	1%	4%
Utilities	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2015

	Shares	Value ($)

Common Stocks 98.2%
Consumer Discretionary 21.4%
Auto Components 0.5%
BorgWarner, Inc.	100,534	4,346,085
Hotels, Restaurants & Leisure 1.5%
Bloomin' Brands, Inc.	60,386	1,019,920
Brinker International, Inc. (a)	142,737	6,844,239
Las Vegas Sands Corp.	110,253	4,833,491
		12,697,650
Household Durables 0.7%
Jarden Corp.*	101,432	5,793,796
Internet & Catalog Retail 4.6%
Amazon.com, Inc.*	49,762	33,633,638
Expedia, Inc.	48,688	6,051,919
		39,685,557
Media 4.2%
Twenty-First Century Fox, Inc. "A"	401,019	10,891,676
Walt Disney Co.	237,779	24,985,817
		35,877,493
Specialty Retail 6.2%
Home Depot, Inc.	192,359	25,439,478
L Brands, Inc.	180,567	17,301,930
O'Reilly Automotive, Inc.*	38,541	9,767,060
		52,508,468
Textiles, Apparel & Luxury Goods 3.7%
NIKE, Inc. "B"	350,874	21,929,625
VF Corp.	154,538	9,619,990
		31,549,615
Consumer Staples 9.9%
Beverages 1.8%
PepsiCo, Inc.	149,981	14,986,101
Food & Staples Retailing 2.5%
Costco Wholesale Corp.	85,563	13,818,425
Rite Aid Corp.*	1,008,381	7,905,707
		21,724,132
Food Products 4.4%
Blue Buffalo Pet Products, Inc.* (a)	10,638	199,037
Mead Johnson Nutrition Co.	126,653	9,999,254
Mondelez International, Inc. "A"	202,712	9,089,606
The JM Smucker Co.	34,686	4,278,171
The WhiteWave Foods Co.*	351,271	13,667,955
		37,234,023
Personal Products 1.2%
Estee Lauder Companies, Inc. "A"	116,560	10,264,274
Energy 1.1%
Oil, Gas & Consumable Fuels
Concho Resources, Inc.*	51,175	4,752,111
Valero Energy Corp.	67,192	4,751,146
		9,503,257
Financials 4.5%
Banks 0.4%
SVB Financial Group*	29,232	3,475,685
Capital Markets 2.2%
Affiliated Managers Group, Inc.*	43,857	7,006,594
Ameriprise Financial, Inc.	49,985	5,319,404
The Charles Schwab Corp.	182,194	5,999,648
		18,325,646
	Shares	Value ($)

Consumer Finance 1.0%
Capital One Financial Corp.	116,597	8,415,972
Diversified Financial Services 0.9%
Intercontinental Exchange, Inc.	31,366	8,037,851
Health Care 17.1%
Biotechnology 6.7%
Alexion Pharmaceuticals, Inc.*	35,794	6,827,706
Celgene Corp.*	168,907	20,228,302
Gilead Sciences, Inc.	213,154	21,569,053
Medivation, Inc.*	172,402	8,333,913
		56,958,974
Health Care Equipment & Supplies 1.8%
Becton, Dickinson & Co.	29,965	4,617,307
St. Jude Medical, Inc.	112,065	6,922,255
The Cooper Companies, Inc.	29,620	3,975,004
		15,514,566
Health Care Providers & Services 3.5%
Cigna Corp.	102,421	14,987,265
HCA Holdings, Inc.*	41,268	2,790,955
McKesson Corp.	59,185	11,673,057
		29,451,277
Life Sciences Tools & Services 1.7%
Thermo Fisher Scientific, Inc.	103,087	14,622,891
Pharmaceuticals 3.4%
Allergan PLC*	65,904	20,595,000
Shire PLC (ADR)	42,403	8,692,615
		29,287,615
Industrials 10.7%
Aerospace & Defense 2.8%
BE Aerospace, Inc.	99,912	4,233,271
Boeing Co.	108,947	15,752,647
TransDigm Group, Inc.*	17,506	3,999,246
		23,985,164
Commercial Services & Supplies 0.8%
Stericycle, Inc.*	57,482	6,932,329
Electrical Equipment 2.0%
Acuity Brands, Inc.	21,808	5,098,711
AMETEK, Inc.	219,675	11,772,383
		16,871,094
Industrial Conglomerates 3.1%
Danaher Corp.	97,696	9,074,004
General Electric Co. (a)	138,789	4,323,277
Roper Technologies, Inc.	66,788	12,675,695
		26,072,976
Machinery 1.1%
Dover Corp.	62,101	3,807,412
Parker-Hannifin Corp. (a)	53,524	5,190,758
		8,998,170
Road & Rail 0.9%
Norfolk Southern Corp.	95,571	8,084,351
Information Technology 28.1%
Communications Equipment 0.5%
Palo Alto Networks, Inc.*	25,996	4,578,936
Internet Software & Services 8.1%
Alphabet, Inc. "A"*	25,883	20,137,233
Alphabet, Inc. "C"*	26,085	19,795,385
	Shares	Value ($)

Facebook, Inc. "A"*	204,781	21,432,379
LinkedIn Corp. "A"*	33,870	7,623,460
		68,988,457
IT Services 5.1%
Cognizant Technology Solutions Corp. "A"*	124,996	7,502,260
Fidelity National Information Services, Inc.	138,911	8,418,007
MasterCard, Inc. "A"	45,604	4,440,005
Visa, Inc. "A" (a)	301,817	23,405,908
		43,766,180
Semiconductors & Semiconductor Equipment 2.0%
Avago Technologies Ltd.	53,849	7,816,182
Broadcom Corp. "A"	74,800	4,324,936
NXP Semiconductors NV*	59,804	5,038,487
		17,179,605
Software 6.9%
Adobe Systems, Inc.*	154,651	14,527,915
Microsoft Corp.	447,320	24,817,314
Oracle Corp.	268,283	9,800,378
salesforce.com, Inc.*	123,971	9,719,326
		58,864,933
Technology Hardware, Storage & Peripherals 5.5%
Apple, Inc.	409,701	43,125,127
Western Digital Corp.	54,692	3,284,255
		46,409,382
Materials 3.5%
Chemicals 2.8%
Dow Chemical Co.	137,070	7,056,363
Ecolab, Inc.	104,515	11,954,426
PPG Industries, Inc.	50,352	4,975,785
		23,986,574
Construction Materials 0.7%
Vulcan Materials Co.	61,257	5,817,577
	Shares	Value ($)

Telecommunication Services 1.3%
Diversified Telecommunication Services
Level 3 Communications, Inc.*	83,702	4,550,040
Zayo Group Holdings, Inc.*	261,925	6,964,586
		11,514,626
Utilities 0.6%
Water Utilities
American Water Works Co., Inc.	80,323	4,799,299
Total Common Stocks (Cost $514,178,145)		837,110,581

Convertible Preferred Stocks 0.3%
Health Care 0.3%
Allergan PLC, Series A, 5.5%	1,100	1,133,198
Teva Pharmaceutical Industries Ltd., 7.0%	934	950,213
		2,083,411
Industrials 0.0%
Stericycle, Inc. Series A, 5.25%	3,000	274,680
Total Convertible Preferred Stocks (Cost $2,334,000)		2,358,091

Securities Lending Collateral 3.8%
Daily Assets Fund, 0.36% (b) (c) (Cost $32,519,925)	32,519,925	32,519,925

Cash Equivalents 1.5%
Central Cash Management Fund, 0.25% (b) (Cost $13,094,318)	13,094,318	13,094,318

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $562,126,388)†	103.8	885,082,915
Other Assets and Liabilities, Net	(3.8)	(32,519,420)
Net Assets	100.0	852,563,495

* Non-income producing security.

† The cost for federal income tax purposes was $562,824,754. At December 31, 2015, net unrealized appreciation for all securities based on tax cost was $322,258,161. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $335,806,989 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,548,828.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $31,591,427, which is 3.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 837,110,581	$ —	$ —	$ 837,110,581
Convertible Preferred Stocks (d)	2,358,091	—	—	2,358,091
Short-Term Investments (d)	45,614,243	—	—	45,614,243
Total	$ 885,082,915	$ —	$ —	$ 885,082,915

There have been no transfers between fair value measurement levels during the year ended December 31, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $516,512,145) — including $31,591,427 of securities loaned	$ 839,468,672
Investment in Daily Assets Fund (cost $32,519,925)*	32,519,925
Investment in Central Cash Management Fund (cost $13,094,318)	13,094,318
Total investments in securities, at value (cost $562,126,388)	885,082,915
Receivable for Fund shares sold	523,108
Dividends receivable	669,801
Interest receivable	4,921
Other assets	14,133
Total assets	886,294,878
Liabilities
Payable upon return of securities loaned	32,519,925
Payable for Fund shares redeemed	746,717
Accrued management fee	273,340
Accrued Trustees' fees	11,788
Other accrued expenses and payables	179,613
Total liabilities	33,731,383
Net assets, at value	$ 852,563,495
Net Assets Consist of
Undistributed net investment income	6,293,047
Net unrealized appreciation (depreciation) on Investments	322,956,527
Accumulated net realized gain (loss)	57,298,807
Paid-in capital	466,015,114
Net assets, at value	$ 852,563,495
Class A Net Asset Value, offering and redemption price per share ($848,986,044 ÷ 30,084,968 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 28.22
Class B Net Asset Value, offering and redemption price per share ($3,577,451 ÷ 127,214 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 28.12

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Dividends	$ 10,709,575
Income distributions — Central Cash Management Fund	6,270
Interest	6,007
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	75,226
Total income	10,797,078
Expenses: Management fee	3,369,709
Administration fee	906,083
Services to shareholders	4,080
Record keeping fee (Class B)	177
Distribution and service fees (Class B)	8,442
Custodian fee	21,050
Professional fees	86,307
Reports to shareholders	17,867
Trustees' fees and expenses	35,347
Other	40,207
Total expenses	4,489,269
Net investment income (loss)	6,307,809
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	73,261,776
Change in net unrealized appreciation (depreciation) on investments	(4,793,723)
Net gain (loss)	68,468,053
Net increase (decrease) in net assets resulting from operations	$ 74,775,862

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income (loss)	$ 6,307,809	$ 6,418,200
Net realized gain (loss)	73,261,776	126,077,955
Change in net unrealized appreciation (depreciation)	(4,793,723)	(29,242,203)
Net increase (decrease) in net assets resulting from operations	74,775,862	103,253,952
Distributions to shareholders from: Net investment income: Class A	(6,323,352)	(5,280,971)
Class B	(12,995)	(41,098)
Net realized gains: Class A	(117,055,763)	(48,279,027)
Class B	(434,436)	(767,015)
Total distributions	(123,826,546)	(54,368,111)
Fund share transactions: Class A Proceeds from shares sold	45,298,331	51,156,495
Reinvestment of distributions	123,379,115	53,559,998
Payments for shares redeemed	(161,179,658)	(101,225,789)
Net increase (decrease) in net assets from Class A share transactions	7,497,788	3,490,704
Class B Proceeds from shares sold	1,114,466	1,318,640
Reinvestment of distributions	447,431	808,113
Payments for shares redeemed	(1,187,018)	(11,748,491)
Net increase (decrease) in net assets from Class B share transactions	374,879	(9,621,738)
Increase (decrease) in net assets	(41,178,017)	42,754,807
Net assets at beginning of period	893,741,512	850,986,705
Net assets at end of period (including undistributed net investment income of $6,293,047 and $6,242,357, respectively)	$ 852,563,495	$ 893,741,512
Other Information
Class A Shares outstanding at beginning of period	29,731,475	29,474,327
Shares sold	1,580,052	1,781,210
Shares issued to shareholders in reinvestment of distributions	4,417,441	2,074,361
Shares redeemed	(5,644,000)	(3,598,423)
Net increase (decrease) in Class A shares	353,493	257,148
Shares outstanding at end of period	30,084,968	29,731,475
Class B Shares outstanding at beginning of period	113,396	484,326
Shares sold	38,768	46,596
Shares issued to shareholders in reinvestment of distributions	16,048	31,359
Shares redeemed	(40,998)	(448,885)
Net increase (decrease) in Class B shares	13,818	(370,930)
Shares outstanding at end of period	127,214	113,396

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 29.95	$ 28.41	$ 21.38	$ 18.58	$ 19.59
Income (loss) from investment operations: Net investment income (loss)[a]	.20	.21	.21	.28	.17
Net realized and unrealized gain (loss)	2.34	3.18	7.12	2.70	(1.03)
Total from investment operations	2.54	3.39	7.33	2.98	(.86)
Less distributions from: Net investment income	(.22)	(.18)	(.30)	(.18)	(.15)
Net realized gains	(4.05)	(1.67)	—	—	—
Total distributions	(4.27)	(1.85)	(.30)	(.18)	(.15)
Net asset value, end of period	$ 28.22	$ 29.95	$ 28.41	$ 21.38	$ 18.58
Total Return (%)	8.62	12.97	34.65	16.05	(4.47)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	849	890	837	701	677
Ratio of expenses (%)	.49	.50	.50	.50	.50
Ratio of net investment income (loss) (%)	.70	.76	.85	1.32	.86
Portfolio turnover rate (%)	35	47	37	25	47
[a] Based on average shares outstanding during the period.

Class B	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 29.84	$ 28.29	$ 21.29	$ 18.51	$ 19.51
Income (loss) from investment operations: Net investment income (loss)[a]	.13	.09	.13	.20	.10
Net realized and unrealized gain (loss)	2.32	3.22	7.10	2.69	(1.02)
Total from investment operations	2.45	3.31	7.23	2.89	(.92)
Less distributions from: Net investment income	(.12)	(.09)	(.23)	(.11)	(.08)
Net realized gains	(4.05)	(1.67)	—	—	—
Total distributions	(4.17)	(1.76)	(.23)	(.11)	(.08)
Net asset value, end of period	$ 28.12	$ 29.84	$ 28.29	$ 21.29	$ 18.51
Total Return (%)	8.33	12.67	34.19	15.61	(4.76)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	14	13	13
Ratio of expenses (%)	.76	.80	.83	.83	.84
Ratio of net investment income (loss) (%)	.44	.33	.52	.97	.52
Portfolio turnover rate (%)	35	47	37	25	47
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: Deutsche Bond VIP, Deutsche Capital Growth VIP, Deutsche Core Equity VIP, Deutsche CROCI® International VIP (formerly Deutsche International VIP) and Deutsche Global Small Cap VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on Deutsche Capital Growth VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Prior to September 30, 2015, Brown Brothers Harriman & Co. served as security lending agent for the Fund. Effective September 30, 2015, Deutsche Bank AG serves as security lending agent to the Fund. The lending agent lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $8,161,000 of pre-enactment losses, all of which was inherited from its merger with other affiliated funds in previous years, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016, the expiration date, whichever occurs first, and which may be subject to certain limitations under Section 382–384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 6,699,864
Undistributed net long-term capital gains	$ 65,687,053
Capital loss carryforwards	$ (8,161,000)
Net unrealized appreciation (depreciation) on investments	$ 322,258,161

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 6,336,347	$ 5,322,069
Distributions from long-term capital gains	$ 117,490,199	$ 49,046,042

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $310,700,666 and $421,788,189, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund's average daily net assets.

For the period from January 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.80%
Class B	1.13%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.79%
Class B	1.05%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $906,083, of which $73,433 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2015
Class A	$ 801	$ 137
Class B	204	33
	$ 1,005	$ 170

Distribution Service Agreement. DeAWM Distributors, Inc. ("DDI"), also an affiliate of the Advisor, is the Trusts' Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2015, the Distribution Service Fee aggregated $8,442, of which $754 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $10,978, of which $4,183 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Effective September 30, 2015, Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $895.

D. Ownership of the Fund

At December 31, 2015, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 47%, 29% and 11%, respectively. Two participating insurance companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 67% and 18%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series I and the Shareholders of Deutsche Capital Growth VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Capital Growth VIP (the "Fund") at December 31, 2015 and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Boston, Massachusetts February 12, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,014.70	$ 1,013.30
Expenses Paid per $1,000*	$ 2.49	$ 3.81
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,022.74	$ 1,021.42
Expenses Paid per $1,000*	$ 2.50	$ 3.82

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche Capital Growth VIP	.49%	.75%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid distributions of $4.05 per share from net long-term capital gains during its year ended December 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $72,440,000 as capital gain dividends for its year ended December 31, 2015.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2015 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trusts' policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trusts' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Capital Growth VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

VS1capgro-2 (R-025820-5  2/16)

December 31, 2015

Annual Report

Deutsche Variable Series I

Deutsche Core Equity VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

9 Statement of Assets and Liabilities

10 Statement of Operations

10 Statement of Changes in Net Assets

12 Financial Highlights

13 Notes to Financial Statements

17 Report of Independent Registered Public Accounting Firm

18 Information About Your Fund's Expenses

19 Tax Information

19 Proxy Voting

20 Advisory Agreement Board Considerations and Fee Evaluation

22 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. The Fund may lend securities to approved institutions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 0.57% and 0.82% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment
■ Deutsche Core Equity VIP — Class A ■ Russell 1000® Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,525	$16,162	$18,691	$20,378
	Average annual total return	5.25%	17.35%	13.33%	7.38%
Russell 1000® Index	Growth of $10,000	$10,092	$15,212	$17,975	$20,427
	Average annual total return	0.92%	15.01%	12.44%	7.40%
Deutsche Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,491	$16,040	$18,438	$19,853
	Average annual total return	4.91%	17.06%	13.02%	7.10%
Russell 1000® Index	Growth of $10,000	$10,092	$15,212	$17,975	$20,427
	Average annual total return	0.92%	15.01%	12.44%	7.40%

The growth of $10,000 is cumulative.

Management Summary December 31, 2015 (Unaudited)

The Fund returned 5.25% (Class A shares, unadjusted for contract charges) during 2015, outperforming the 0.92% return of its benchmark, the Russell 1000® Index. The Fund also outpaced its benchmark in the three- and five-year periods ended December 31, 2015.1

We believe the Fund’s healthy relative performance in a potentially challenging environment helps illustrate the potential benefits of our approach. We continued to focus on generating longer-term outperformance through the quality of our individual stock selection, rather than trying to boost short-term returns by taking undue risk. Our emphasis on stocks with reliable earnings led us to tilt the portfolio toward companies with exposure to the domestic economy over those reliant on overseas growth trends and/or the direction of commodity prices. This approach proved helpful during the course of the year and was a key factor in our outperformance.

The Fund’s stock picks outperformed in nine of 10 sectors during the year, with the only shortfall occurring in financials. Our stock selection was most effective in the information technology, industrial and materials sectors, with smaller positive contributions from the utilities, energy and consumer discretionary groups.2 NIKE, Inc., which reported better-than-expected growth across all geographies despite soft global economic conditions, was the leading individual contributor to the Fund’s 12-month results. Our positions in the supermarket operator Kroger Co., which gained market share, and Roper Technologies, Inc., which benefited from the increased demand for its radio frequency identification communication technology used in toll-collection systems, also made positive contributions to returns. The Fund further benefited from having eight of its holdings taken over or bid for during the course of the year. On the negative side, the energy exploration and production company Anadarko Petroleum Corp. was the leading detractor from performance.

With regard to the Fund’s positioning, we continue to favor the technology sector, where we see longer-term strength in important growth themes such as mobility, security and cloud computing. We also hold a positive view on the health care sector, as we believe it represents a bright spot of growth in the market. On the other end of the spectrum, we have found fewer compelling opportunities in market segments — such as utilities and telecommunications — with less attractive growth prospects. We also reduced the Fund’s weighting in energy in response to the continued uncertainty regarding the direction of oil prices.

While we expect a continuation of the low-return environment for stocks in the year ahead, we remain enthusiastic about the outlook for the individual stocks we hold in the portfolio. We continue to focus on single-stock opportunities, with an emphasis on companies that are positioned to benefit from favorable product stories and/or positive secular growth themes. We believe this approach enables us to isolate individual companies with the potential to deliver outperformance even when the broader market is experiencing subpar returns.

Owen Fitzpatrick, CFA

Lead Portfolio Manager

Thomas M. Hynes, Jr., CFA
Brendan O'Neill, CFA
Pankaj Bhatnagar, PhD

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 1000 Index tracks the performance of the 1,000 largest stocks in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies as measured by market capitalization. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

2 The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/15	12/31/14

Common Stocks	99%	99%
Cash Equivalents	1%	1%
Convertible Preferred Stocks	0%	—
Convertible Bond	0%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks, Convertible Bond and Convertible Preferred Stocks)	12/31/15	12/31/14

Information Technology	20%	20%
Health Care	16%	17%
Financials	15%	16%
Consumer Discretionary	14%	13%
Industrials	11%	11%
Consumer Staples	10%	9%
Energy	6%	8%
Materials	4%	3%
Utilities	3%	2%
Telecommunication Services	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2015

	Shares	Value ($)

Common Stocks 99.2%
Consumer Discretionary 13.6%
Auto Components 0.8%
BorgWarner, Inc.	30,560	1,321,109
Hotels, Restaurants & Leisure 1.2%
Bloomin' Brands, Inc.	13,075	220,837
Brinker International, Inc.	29,275	1,403,736
Las Vegas Sands Corp.	13,074	573,164
		2,197,737
Household Durables 0.6%
Jarden Corp.*	17,344	990,689
Internet & Catalog Retail 2.0%
Amazon.com, Inc.*	5,205	3,518,008
Media 1.8%
Twenty-First Century Fox, Inc. "A"	39,356	1,068,909
Walt Disney Co. (a)	20,291	2,132,178
		3,201,087
Specialty Retail 4.9%
Advance Auto Parts, Inc.	11,426	1,719,727
Home Depot, Inc.	25,077	3,316,433
L Brands, Inc. (a)	39,236	3,759,594
		8,795,754
Textiles, Apparel & Luxury Goods 2.3%
NIKE, Inc. "B"	49,302	3,081,375
VF Corp.	16,676	1,038,081
		4,119,456
Consumer Staples 10.5%
Beverages 1.4%
PepsiCo, Inc.	25,600	2,557,952
Food & Staples Retailing 3.7%
Costco Wholesale Corp.	12,288	1,984,512
Kroger Co.	67,963	2,842,892
Rite Aid Corp.*	218,701	1,714,616
		6,542,020
Food Products 4.6%
Blue Buffalo Pet Products, Inc.* (a)	2,455	45,933
ConAgra Foods, Inc.	41,107	1,733,071
Mead Johnson Nutrition Co.	26,170	2,066,121
The JM Smucker Co.	13,761	1,697,282
The WhiteWave Foods Co.*	66,835	2,600,550
		8,142,957
Personal Products 0.8%
Estee Lauder Companies, Inc. "A"	17,094	1,505,298
Energy 6.2%
Energy Equipment & Services 0.6%
Schlumberger Ltd.	15,973	1,114,117
Oil, Gas & Consumable Fuels 5.6%
Anadarko Petroleum Corp.	33,944	1,649,000
Chevron Corp.	19,237	1,730,560
Concho Resources, Inc.*	5,040	468,014
EOG Resources, Inc.	24,093	1,705,543
Occidental Petroleum Corp.	30,726	2,077,385
Phillips 66	28,526	2,333,427
		9,963,929
	Shares	Value ($)

Financials 15.3%
Banks 7.0%
Citigroup, Inc.	86,009	4,450,966
JPMorgan Chase & Co.	77,623	5,125,446
Regions Financial Corp.	295,570	2,837,472
		12,413,884
Capital Markets 2.1%
Ameriprise Financial, Inc.	18,430	1,961,321
Bank of New York Mellon Corp.	45,159	1,861,454
		3,822,775
Consumer Finance 1.7%
Capital One Financial Corp.	42,709	3,082,736
Insurance 2.9%
MetLife, Inc.	46,827	2,257,530
Prudential Financial, Inc.	35,367	2,879,227
		5,136,757
Real Estate Investment Trusts 1.6%
Prologis, Inc. (REIT)	64,177	2,754,477
Health Care 15.9%
Biotechnology 4.2%
Celgene Corp.*	30,148	3,610,525
Gilead Sciences, Inc.	24,554	2,484,619
Medivation, Inc.*	27,710	1,339,501
		7,434,645
Health Care Equipment & Supplies 2.1%
Becton, Dickinson & Co.	13,921	2,145,087
St. Jude Medical, Inc.	26,562	1,640,735
		3,785,822
Health Care Providers & Services 2.5%
Cigna Corp.	14,921	2,183,390
HCA Holdings, Inc.* (a)	11,110	751,369
McKesson Corp.	7,651	1,509,007
		4,443,766
Life Sciences Tools & Services 1.8%
Thermo Fisher Scientific, Inc.	22,425	3,180,986
Pharmaceuticals 5.3%
Allergan PLC*	6,041	1,887,813
Bristol-Myers Squibb Co.	14,572	1,002,408
Merck & Co., Inc.	50,277	2,655,631
Pfizer, Inc.	86,112	2,779,695
Shire PLC (ADR) (a)	5,647	1,157,635
		9,483,182
Industrials 10.5%
Aerospace & Defense 2.2%
Boeing Co.	21,291	3,078,465
TransDigm Group, Inc.* (a)	3,833	875,649
		3,954,114
Airlines 0.9%
Southwest Airlines Co.	36,726	1,581,422
Electrical Equipment 2.0%
AMETEK, Inc.	46,160	2,473,714
Regal Beloit Corp. (a)	17,971	1,051,663
		3,525,377
	Shares	Value ($)

Industrial Conglomerates 3.5%
General Electric Co.	105,889	3,298,442
Roper Technologies, Inc.	15,344	2,912,138
		6,210,580
Machinery 0.8%
Parker-Hannifin Corp.	15,236	1,477,587
Road & Rail 1.1%
Norfolk Southern Corp.	23,006	1,946,078
Information Technology 20.2%
Communications Equipment 1.1%
Cisco Systems, Inc. (a)	73,117	1,985,492
Internet Software & Services 4.8%
Alphabet, Inc. "A"*	3,826	2,976,666
Alphabet, Inc. "C"*	3,846	2,918,653
Facebook, Inc. "A"*	25,902	2,710,903
		8,606,222
IT Services 3.5%
Cognizant Technology Solutions Corp. "A"*	24,422	1,465,808
Fidelity National Information Services, Inc.	21,038	1,274,903
Visa, Inc. "A"	45,874	3,557,529
		6,298,240
Semiconductors & Semiconductor Equipment 1.4%
Avago Technologies Ltd.	10,651	1,545,993
NXP Semiconductors NV*	10,204	859,687
		2,405,680
Software 6.1%
Intuit, Inc.	11,299	1,090,353
Microsoft Corp.	116,329	6,453,933
Oracle Corp. (a)	52,183	1,906,245
salesforce.com, Inc.*	17,388	1,363,219
		10,813,750
Technology Hardware, Storage & Peripherals 3.3%
Apple, Inc.	50,055	5,268,789
Western Digital Corp.	10,191	611,970
		5,880,759
Materials 3.6%
Chemicals 1.8%
Dow Chemical Co.	27,162	1,398,300
Ecolab, Inc.	15,795	1,806,632
		3,204,932
Construction Materials 0.8%
Vulcan Materials Co.	13,993	1,328,915
Containers & Packaging 1.0%
Sealed Air Corp.	41,694	1,859,553
	Shares	Value ($)

Telecommunication Services 0.9%
Wireless Telecommunication Services
T-Mobile U.S., Inc.*	42,311	1,655,206
Utilities 2.5%
Electric Utilities 0.8%
NextEra Energy, Inc.	13,087	1,359,608
Water Utilities 1.7%
American Water Works Co., Inc.	50,458	3,014,866
Total Common Stocks (Cost $144,493,688)		176,617,524

	Principal Amount ($)	Value ($)

Convertible Bond 0.3%
Consumer Discretionary
Fiat Chrysler Automobiles NV, 7.875%, 12/15/2016 (Cost $440,000)	440,000	511,225

	Shares	Value ($)

Convertible Preferred Stocks 0.3%
Health Care 0.2%
Allergan PLC, Series A, 5.5%	300	309,054
Teva Pharmaceutical Industries Ltd., 7.0%	212	215,680
		524,734
Industrials 0.1%
Stericycle, Inc., Series A, 5.25%	1,000	91,560
Total Convertible Preferred Stocks (Cost $612,000)		616,294

Securities Lending Collateral 6.7%
Daily Assets Fund, 0.36% (b) (c) (Cost $11,894,145)	11,894,145	11,894,145

Cash Equivalents 0.6%
Central Cash Management Fund, 0.25% (b) (Cost $1,117,931)	1,117,931	1,117,931

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $158,557,764)†	107.1	190,757,119
Other Assets and Liabilities, Net	(7.1)	(12,630,900)
Net Assets	100.0	178,126,219

* Non-income producing security.

† The cost for federal income tax purposes was $158,701,703. At December 31, 2015, net unrealized appreciation for all securities based on tax cost was $32,055,416. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,975,035 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,919,619.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $11,538,114, which is 6.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 176,617,524	$ —	$ —	$ 176,617,524
Convertible Bond	—	511,225	—	511,225
Convertible Preferred Stocks (d)	616,294	—	—	616,294
Short-Term Investments (d)	13,012,076	—	—	13,012,076
Total	$ 190,245,894	$ 511,225	$ —	$ 190,757,119

There have been no transfers between fair value measurement levels during the year ended December 31, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $145,545,688) — including $11,538,114 of securities loaned	$ 177,745,043
Investment in Daily Assets Fund (cost $11,894,145)*	11,894,145
Investment in Central Cash Management Fund (cost $1,117,931)	1,117,931
Total investments in securities, at value (cost $158,557,764)	190,757,119
Receivable for Fund shares sold	19,128
Dividends receivable	205,972
Interest receivable	1,521
Other assets	3,851
Total assets	190,987,591
Liabilities
Payable upon return of securities loaned	11,894,145
Payable for Fund shares redeemed	796,251
Accrued management fee	61,116
Accrued Trustees' fees	2,531
Other accrued expenses and payables	107,329
Total liabilities	12,861,372
Net assets, at value	$ 178,126,219
Net Assets Consist of
Undistributed net investment income	2,321,097
Net unrealized appreciation (depreciation) on investments	32,199,355
Accumulated net realized gain (loss)	14,396,620
Paid-in capital	129,209,147
Net assets, at value	$ 178,126,219
Class A Net Asset Value, offering and redemption price per share ($176,076,331 ÷ 13,252,114 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.29
Class B Net Asset Value, offering and redemption price per share ($2,049,888 ÷ 154,548 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.26

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Dividends	$ 3,512,019
Interest	33,352
Income distributions — Central Cash Management Fund	1,263
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	11,033
Total income	3,557,667
Expenses: Management fee	830,746
Administration fee	213,012
Services to shareholders	2,002
Record keeping fee (Class B)	373
Distribution service fee (Class B)	4,940
Custodian fee	19,000
Professional fees	73,391
Reports to shareholders	23,433
Trustees' fees and expenses	10,088
Other	11,349
Total expenses	1,188,334
Net investment income	2,369,333
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	14,502,719
Change in net unrealized appreciation (depreciation) on investments	(5,598,072)
Net gain (loss)	8,904,647
Net increase (decrease) in net assets resulting from operations	$ 11,273,980

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income	$ 2,369,333	$ 1,881,277
Net realized gain (loss)	14,502,719	17,630,326
Change in net unrealized appreciation (depreciation)	(5,598,072)	4,906,485
Net increase (decrease) in net assets resulting from operations	11,273,980	24,418,088
Distributions to shareholders from: Net investment income: Class A	(1,815,630)	(2,373,232)
Class B	(11,196)	(16,034)
Net realized gains: Class A	(491,871)	—
Class B	(4,384)	—
Total distributions	(2,323,081)	(2,389,266)
Fund share transactions: Class A Proceeds from shares sold	9,787,413	9,130,365
Reinvestment of distributions	2,307,501	2,373,232
Payments for shares redeemed	(65,202,089)	(36,253,798)
Net increase (decrease) in net assets from Class A share transactions	(53,107,175)	(24,750,201)
Class B Proceeds from shares sold	435,534	50,380
Reinvestment of distributions	15,580	16,034
Payments for shares redeemed	(285,169)	(301,019)
Net increase (decrease) in net assets from Class B share transactions	165,945	(234,605)
Increase (decrease) in net assets	(43,990,331)	(2,955,984)
Net assets at beginning of period	222,116,550	225,072,534
Net assets at end of period (including undistributed net investment income of $2,321,097 and $1,766,159, respectively)	$ 178,126,219	$ 222,116,550
Other Information
Class A Shares outstanding at beginning of period	17,268,971	19,342,719
Shares sold	745,068	762,045
Shares issued to shareholders in reinvestment of distributions	173,366	210,580
Shares redeemed	(4,935,291)	(3,046,373)
Net increase (decrease) in Class A shares	(4,016,857)	(2,073,748)
Shares outstanding at end of period	13,252,114	17,268,971
Class B Shares outstanding at beginning of period	142,262	161,956
Shares sold	32,766	4,074
Shares issued to shareholders in reinvestment of distributions	1,171	1,423
Shares redeemed	(21,651)	(25,191)
Net increase (decrease) in Class B shares	12,286	(19,694)
Shares outstanding at end of period	154,548	142,262

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 12.76	$ 11.54	$ 8.53	$ 7.46	$ 7.56
Income (loss) from investment operations: Net investment income[a]	.15	.10	.12	.15	.10
Net realized and unrealized gain (loss)	.52	1.25	3.03	1.03	(.10)
Total from investment operations	.67	1.35	3.15	1.18	.00
Less distributions from: Net investment income	(.11)	(.13)	(.14)	(.11)	(.10)
Net realized gains	(.03)	—	—	—	—
Total distributions	(.14)	(.13)	(.14)	(.11)	(.10)
Net asset value, end of period	$ 13.29	$ 12.76	$ 11.54	$ 8.53	$ 7.46
Total Return (%)	5.25	11.82	37.33	15.81	(.14)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	176	220	223	180	85
Ratio of expenses (%)	.56	.57	.56	.59	.63
Ratio of net investment income (%)	1.11	.86	1.20	1.90	1.25
Portfolio turnover rate (%)	27	48	238	307	215
[a] Based on average shares outstanding during the period.

Class B	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 12.74	$ 11.53	$ 8.51	$ 7.45	$ 7.55
Income (loss) from investment operations: Net investment income[a]	.11	.07	.10	.11	.08
Net realized and unrealized gain (loss)	.52	1.24	3.03	1.03	(.10)
Total from investment operations	.63	1.31	3.13	1.14	(.02)
Less distributions from: Net investment income	(.08)	(.10)	(.11)	(.08)	(.08)
Net realized gains	(.03)	—	—	—	—
Total distributions	(.11)	(.10)	(.11)	(.08)	(.08)
Net asset value, end of period	$ 13.26	$ 12.74	$ 11.53	$ 8.51	$ 7.45
Total Return (%)	4.91	11.52	37.10	15.41	(.40)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	2	2
Ratio of expenses (%)	.83	.82	.76	.90	.88
Ratio of net investment income (%)	.84	.60	1.00	1.41	.99
Portfolio turnover rate (%)	27	48	238	307	215
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: Deutsche Bond VIP, Deutsche Capital Growth VIP, Deutsche Core Equity VIP, Deutsche CROCI® International VIP (formerly Deutsche International VIP) and Deutsche Global Small Cap VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on Deutsche Core Equity VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 4,935,429
Undistributed net long-term capital gains	$ 11,926,321
Net unrealized appreciation (depreciation) on investments	$ 32,055,416

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 1,826,826	$ 2,389,266
Distributions from long-term capital gains	$ 496,255	$ —

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $56,693,467 and $106,706,082, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund's average daily net assets.

For the period from January 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.85%
Class B	1.10%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.81%
Class B	1.06%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $213,012, of which $15,671 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2015
Class A	$ 603	$ 103
Class B	113	19
	$ 716	$ 122

Distribution Service Agreement. DeAWM Distributors, Inc. ("DDI"), also an affiliate of the Advisor, is the Trusts' Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2015, the Distribution Service Fee aggregated $4,940, of which $437 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $11,725, of which $4,590 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At December 31, 2015, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 39% and 34%, respectively. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 67%, 12% and 11%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series I and the Shareholders of Deutsche Core Equity VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Core Equity VIP (the "Fund") at December 31, 2015 and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Boston, Massachusetts February 12, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 997.70	$ 996.20
Expenses Paid per $1,000*	$ 2.77	$ 4.23
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,022.43	$ 1,020.97
Expenses Paid per $1,000*	$ 2.80	$ 4.28

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche Core Equity VIP	.55%	.84%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid distributions of $0.03 per share from net long-term capital gains during its year ended December 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $13,138,000 as capital gain dividends for its year ended December 31, 2015.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2015 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trusts' policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trusts' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Core Equity VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

VS1coreq-2 (R-025822-6  2/16)

December 31, 2015

Annual Report

Deutsche Variable Series I

Deutsche CROCI® International VIP

(formerly Deutsche International VIP)

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

9 Statement of Assets and Liabilities

10 Statement of Operations

10 Statement of Changes in Net Assets

12 Financial Highlights

13 Notes to Financial Statements

19 Report of Independent Registered Public Accounting Firm

20 Information About Your Fund's Expenses

21 Tax Information

21 Proxy Voting

22 Advisory Agreement Board Considerations and Fee Evaluation

25 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. The Fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 1.04% and 1.31% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment
■ Deutsche CROCI® International VIP — Class A ■ MSCI EAFE® Index

MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche CROCI® International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,452	$10,027	$10,080	$10,220
	Average annual total return	–5.48%	0.09%	0.16%	0.22%
MSCI EAFE® Index	Growth of $10,000	$9,919	$11,581	$11,937	$13,479
	Average annual total return	–0.81%	5.01%	3.60%	3.03%
Deutsche CROCI® International VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,429	$9,960	$9,957	$9,945
	Average annual total return	–5.71%	–0.13%	–0.09%	–0.06%
MSCI EAFE® Index	Growth of $10,000	$9,919	$11,581	$11,937	$13,479
	Average annual total return	–0.81%	5.01%	3.60%	3.03%

The growth of $10,000 is cumulative.

Management Summary December 31, 2015 (Unaudited)

The Fund returned –5.48% (Class A, unadjusted for contract charges) during 2015, underperforming the –0.81% return of its benchmark, the MSCI EAFE Index.1 After gaining ground in the first six months of the year, the international equity markets weakened during the second half due to concerns about slowing global growth. Investors responded to the threat of weaker economic conditions by gravitating to stocks seen as being in the best position to deliver superior earnings growth. In contrast, value stocks lagged the broader market. This type of periodic, short-term underperformance for value stocks is within expectations, since investor preferences can swing in favor of the growth and value styles for several quarters at a time. Still, the divergence between the two investment styles proved to be a headwind for our 12-month results due to our value-oriented approach.

The Fund’s sector allocations, which are a residual effect of our bottom-up stock selection process, also played a part in its underperformance. We held a meaningful overweight in the materials sector, which was one of the worst-performing segments of the market amid concerns about growth and the concurrent weakness in commodity prices.2 In addition, we held a near-zero weighting in the consumer staples sector since most stocks in the group failed to meet the criteria of our value discipline.3 Consumer staples stocks outperformed during 2015, however, as the sector represented a defensive option at a time of elevated market volatility.

Stock selection further contributed to the Fund’s underperformance. The bulk of the shortfall occurred in the industrials sector, where a number of positions in economically sensitive companies weighed on our results. Our largest individual detractors in the group were Rolls-Royce Holdings PLC, the energy-focused engineering company; Weir Group PLC;* and the maritime shipping company AP Moeller - Maersk A/S. The utilities sector, where we lost some relative performance through our positions in E.ON SE* and Fortum Oyj,* proved to be a challenging area for the Fund, as well. Certain holdings in the energy sector, including Origin Energy Ltd.* and Woodside Petroleum Ltd.,* also stood out as being notable detractors.

Several aspects of our positioning added value during the year ended December 31, 2015. A number of our holdings in Japanese stocks performed well and provided a boost to Fund performance, including the homebuilder Sekisui House Ltd.* and the chemical company Nitto Denko Corp.* Two Japanese health care stocks — Daiichi Sankyo Co., Ltd.* and Otsuka Holdings Co., Ltd. — also finished among our top performers for the year. Outside of Japan, notable contributors included the oilfield services company Petrofac Ltd.,* the beverage-can producer Rexam PLC* and the German tire manufacturer Continental AG.* While the Fund's primary focus is on individual stock selection, we also seek to hedge the portfolio against currency risk through the use of forward currency contracts. The goal of this strategy is to provide pure exposure to the performance of equities and dampen the volatility associated with currency movements. This aspect of our approach made a positive contribution to Fund performance during the past 12 months, as most major foreign currencies declined substantially relative to the U.S. dollar.

Keeping in mind that the Fund’s sector weightings are a residual effect of our bottom-up stock selection process, we held the largest overweight positions in the materials, utilities, industrials and consumer discretionary sectors as of December 31, 2015. The Fund held a zero weighting in financials, and it was underweight in consumer staples and telecommunications services.

Di Kumble, CFA

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Overweight" means the Fund holds a higher weighting n a given sector or security than the benchmark. "Underweight" means it holds a lower weighting.

3 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

* Not held in the portfolio as of December 31, 2015.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/15	12/31/14

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/15	12/31/14

United Kingdom	29%	24%
Japan	23%	21%
Switzerland	14%	7%
France	8%	8%
Hong Kong	6%	2%
Germany	4%	11%
Spain	4%	—
Singapore	4%	4%
Sweden	2%	2%
Netherlands	2%	6%
Denmark	2%	2%
Australia	2%	5%
Finland	—	2%
Austria	—	2%
Luxembourg	—	2%
Norway	—	2%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/15	12/31/14

Industrials	30%	14%
Consumer Discretionary	30%	17%
Utilities	16%	10%
Materials	10%	23%
Health Care	8%	14%
Information Technology	4%	5%
Consumer Staples	2%	2%
Energy	—	13%
Telecommunication Services	—	2%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2015

	Shares	Value ($)

Common Stocks 97.7%
Australia 1.5%
BHP Billiton Ltd. (Cost $3,155,643)	120,432	1,556,736
Denmark 1.8%
AP Moeller - Maersk A/S "B" (Cost $3,155,572)	1,441	1,890,007
France 8.0%
Cie Generale des Etablissements Michelin	21,507	2,058,381
Engie SA	120,575	2,143,388
Sanofi	21,137	1,804,766
Sodexo SA	24,314	2,385,415
(Cost $9,375,943)		8,391,950
Germany 4.2%
Merck KGaA	22,937	2,246,999
Siemens AG (Registered)	21,643	2,128,601
(Cost $4,620,068)		4,375,600
Hong Kong 6.1%
CLP Holdings Ltd.	242,958	2,066,807
Hong Kong & China Gas Co., Ltd.	1,040,580	2,047,070
MTR Corp., Ltd.	472,946	2,341,987
(Cost $6,220,576)		6,455,864
Japan 21.8%
Bridgestone Corp.	58,808	2,031,660
Denso Corp.	44,350	2,139,004
Isuzu Motors Ltd.	182,600	1,983,389
JGC Corp.	128,793	1,987,310
Kyocera Corp.	43,400	2,031,442
Mitsubishi Electric Corp.	200,000	2,119,273
Osaka Gas Co., Ltd.	532,000	1,922,566
Otsuka Holdings Co., Ltd.	67,086	2,400,827
Sumitomo Metal Mining Co., Ltd.	165,097	1,999,707
Toyota Industries Corp.	41,035	2,214,783
Toyota Motor Corp.	34,300	2,122,413
(Cost $23,558,394)		22,952,374
Netherlands 1.9%
Koninklijke DSM NV (Cost $2,742,151)	40,289	2,022,164
Singapore 3.8%
Keppel Corp., Ltd.	414,716	1,894,826
Singapore Airlines Ltd.	271,441	2,143,863
(Cost $5,441,081)		4,038,689
Spain 3.9%
Gas Natural SDG SA	97,139	1,983,964
Iberdrola SA	300,826	2,136,341
(Cost $4,515,709)		4,120,305
	Shares	Value ($)

Sweden 2.0%
Telefonaktiebolaget LM Ericsson "B" (Cost $2,599,814)	218,996	2,116,144
Switzerland 14.0%
ABB Ltd. (Registered)*	115,814	2,073,424
Kuehne + Nagel International AG (Registered)	15,541	2,136,423
Nestle SA (Registered)	28,027	2,083,903
Roche Holding AG (Genusschein)	7,990	2,201,828
Sika AG (Bearer)	649	2,341,341
Swatch Group AG (Bearer) (a)	5,429	1,889,017
Wolseley PLC	36,988	2,007,377
(Cost $15,739,723)		14,733,313
United Kingdom 28.7%
BAE Systems PLC	307,751	2,266,572
Barratt Developments PLC	216,187	1,989,827
Bunzl PLC	77,289	2,143,938
Burberry Group PLC	105,486	1,858,662
easyJet PLC	78,683	2,020,377
ITV PLC	549,609	2,242,329
Johnson Matthey PLC	54,367	2,131,410
National Grid PLC	148,735	2,057,975
Next PLC	17,548	1,886,650
Persimmon PLC*	68,731	2,053,791
Rolls-Royce Holdings PLC*	204,477	1,731,943
Smiths Group PLC	141,143	1,957,379
SSE PLC	88,505	1,991,824
Taylor Wimpey PLC	711,083	2,119,274
Whitbread PLC	28,274	1,835,573
(Cost $34,483,551)		30,287,524
Total Common Stocks (Cost $115,608,225)		102,940,670

Securities Lending Collateral 1.5%
Daily Assets Fund, 0.36% (b) (c) (Cost $1,524,773)	1,524,773	1,524,773

Cash Equivalents 1.4%
Central Cash Management Fund, 0.25% (b) (Cost $1,515,450)	1,515,450	1,515,450

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $118,648,448)†	100.6	105,980,893
Other Assets and Liabilities, Net	(0.6)	(589,776)
Net Assets	100.0	105,391,117

* Non-income producing security.

† The cost for federal income tax purposes was $119,462,860. At December 31, 2015, net unrealized depreciation for all securities based on tax cost was $13,481,967. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,509,466 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,991,433.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $1,424,853, which is 1.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

As of December 31, 2015, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	41,114	SEK	347,427	1/29/2016	81	Merrill Lynch & Co., Inc.
USD	26,034	AUD	36,090	1/29/2016	226	Merrill Lynch & Co., Inc.
USD	651,423	JPY	78,272,739	1/29/2016	199	Merrill Lynch & Co., Inc.
USD	107,270	HKD	831,182	1/29/2016	6	Merrill Lynch & Co., Inc.
USD	414,266	JPY	49,873,093	1/29/2016	929	Morgan Stanley
DKK	13,142,447	USD	1,928,566	1/29/2016	13,088	Morgan Stanley
SGD	5,873,470	USD	4,177,432	1/29/2016	39,380	Morgan Stanley
SEK	460,111	USD	54,890	1/29/2016	335	Merrill Lynch & Co., Inc.
EUR	17,841,614	USD	19,534,264	1/29/2016	130,574	Morgan Stanley
USD	68,565	AUD	94,317	1/29/2016	63	Morgan Stanley
CHF	13,037,587	USD	13,187,837	1/29/2016	154,483	Morgan Stanley
GBP	22,528,599	USD	33,548,748	1/29/2016	334,256	Morgan Stanley
Total unrealized appreciation					673,620

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	205,705	CHF	203,260	1/29/2016	(2,511)	Merrill Lynch & Co., Inc.
USD	25,280	DKK	171,634	1/29/2016	(265)	Citigroup, Inc.
USD	264,813	EUR	241,010	1/29/2016	(2,702)	Morgan Stanley
USD	329,767	GBP	221,313	1/29/2016	(3,479)	Merrill Lynch & Co., Inc.
USD	43,365	SEK	362,857	1/29/2016	(341)	Citigroup, Inc.
USD	90,267	SGD	126,926	1/29/2016	(844)	Merrill Lynch & Co., Inc.
AUD	2,144,320	USD	1,548,220	1/29/2016	(12,046)	Morgan Stanley
AUD	73,063	USD	53,080	1/29/2016	(83)	Merrill Lynch & Co., Inc.
AUD	112,061	USD	81,265	1/29/2016	(274)	Citigroup, Inc.
HKD	50,640,383	USD	6,533,438	1/29/2016	(2,426)	Morgan Stanley
JPY	2,853,150,087	USD	23,604,333	1/29/2016	(148,197)	Morgan Stanley
JPY	42,777,308	USD	355,204	1/29/2016	(917)	Citigroup, Inc.
SEK	18,325,860	USD	2,167,880	1/29/2016	(4,997)	Morgan Stanley
Total unrealized depreciation					(179,082)

Currency Abbreviations
AUD Australian Dollar CHF Swiss Franc DKK Danish Krone EUR Euro GBP British Pound HKD Hong Kong Dollar JPY Japanese Yen SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 1,556,736	$ —	$ 1,556,736
Denmark	—	1,890,007	—	1,890,007
France	—	8,391,950	—	8,391,950
Germany	—	4,375,600	—	4,375,600
Hong Kong	—	6,455,864	—	6,455,864
Japan	—	22,952,374	—	22,952,374
Netherlands	—	2,022,164	—	2,022,164
Singapore	—	4,038,689	—	4,038,689
Spain	—	4,120,305	—	4,120,305
Sweden	—	2,116,144	—	2,116,144
Switzerland	—	14,733,313	—	14,733,313
United Kingdom	—	30,287,524	—	30,287,524
Short-Term Investments (d)	3,040,223	—	—	3,040,223
Derivatives (e)
Forward Foreign Currency Exchange Contracts	—	673,620	—	673,620
Total	$ 3,040,223	$ 103,614,290	$ —	$ 106,654,513
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (e)
Forward Foreign Currency Exchange Contracts	$ —	$ (179,082)	$ —	$ (179,082)
Total	$ —	$ (179,082)	$ —	$ (179,082)

There have been no transfers between fair value measurement levels during the year ended December 31, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $115,608,225) — including $1,424,853 of securities loaned	$ 102,940,670
Investment in Daily Assets Fund (cost $1,524,773)*	1,524,773
Investment in Central Cash Management Fund (cost $1,515,450)	1,515,450
Total investments, at value (cost $118,648,448)	105,980,893
Foreign currency, at value (cost $94,795)	93,788
Receivable for investments sold	30,375
Receivable for Fund shares sold	21,819
Dividends receivable	126,372
Interest receivable	1,878
Unrealized appreciation on forward foreign currency exchange contracts	673,620
Foreign taxes recoverable	453,355
Other assets	4,276
Total assets	107,386,376
Liabilities
Payable upon return of securities loaned	1,524,773
Payable for Fund shares redeemed	118,240
Unrealized depreciation on forward foreign currency exchange contracts	179,082
Accrued management fee	54,212
Accrued Trustees' fees	1,704
Other accrued expenses and payables	117,248
Total liabilities	1,995,259
Net assets, at value	$ 105,391,117
Net Assets Consist of
Undistributed net investment income	8,993,057
Net unrealized appreciation (depreciation) on: Investments	(12,667,555)
Foreign currency	465,686
Accumulated net realized gain (loss)	(126,587,192)
Paid-in capital	235,187,121
Net assets, at value	$ 105,391,117
Class A Net Asset Value, offering and redemption price per share ($105,119,713 ÷ 14,702,326 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.15
Class B Net Asset Value, offering and redemption price per share ($271,404 ÷ 37,903 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.16

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $354,950)	$ 4,602,881
Income distributions — Central Cash Management Fund	1,750
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	81,755
Total income	4,686,386
Expenses: Management fee	995,910
Administration fee	126,065
Services to shareholders	3,128
Distribution service fee (Class B)	736
Custodian fee	57,599
Professional fees	72,068
Reports to shareholders	41,508
Trustees' fees and expenses	5,788
Other	23,747
Total expenses before expense reductions	1,326,549
Expense reductions	(94,356)
Total expenses after expense reductions	1,232,193
Net investment income (loss)	3,454,193
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(20,742,165)
Foreign currency	5,713,573
(15,028,592)
Change in net unrealized appreciation (depreciation) on: Investments	4,401,772
Foreign currency	487,877
4,889,649
Net gain (loss)	(10,138,943)
Net increase (decrease) in net assets resulting from operations	$ (6,684,750)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income (loss)	$ 3,454,193	$ 5,060,784
Net realized gain (loss)	(15,028,592)	21,737,659
Change in net unrealized appreciation (depreciation)	4,889,649	(43,796,669)
Net increase (decrease) in net assets resulting from operations	(6,684,750)	(16,998,226)
Distributions to shareholders from: Net investment income: Class A	(5,221,184)	(2,472,725)
Class B	(11,210)	(4,273)
Total distributions	(5,232,394)	(2,476,998)
Fund share transactions: Class A Proceeds from shares sold	11,121,280	8,496,800
Reinvestment of distributions	5,221,184	2,472,725
Payments for shares redeemed	(24,895,883)	(17,182,817)
Net increase (decrease) in net assets from Class A share transactions	(8,553,419)	(6,213,292)
Class B Proceeds from shares sold	46,566	15,844
Reinvestment of distributions	11,210	4,273
Payments for shares redeemed	(23,403)	(21,212)
Net increase (decrease) in net assets from Class B share transactions	34,373	(1,095)
Increase (decrease) in net assets	(20,436,190)	(25,689,611)
Net assets at beginning of period	125,827,307	151,516,918
Net assets at end of period (including undistributed net investment income of $8,993,057 and $4,945,421, respectively)	$ 105,391,117	$ 125,827,307
Other Information
Class A Shares outstanding at beginning of period	15,973,456	16,697,511
Shares sold	1,384,894	980,337
Shares issued to shareholders in reinvestment of distributions	624,543	279,089
Shares redeemed	(3,280,567)	(1,983,481)
Net increase (decrease) in Class A shares	(1,271,130)	(724,055)
Shares outstanding at end of period	14,702,326	15,973,456
Class B Shares outstanding at beginning of period	33,566	33,679
Shares sold	5,973	1,824
Shares issued to shareholders in reinvestment of distributions	1,336	481
Shares redeemed	(2,972)	(2,418)
Net increase (decrease) in Class B shares	4,337	(113)
Shares outstanding at end of period	37,903	33,566

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 7.86	$ 9.06	$ 7.96	$ 6.74	$ 8.22
Income (loss) from investment operations: Net investment income (loss)[a]	.21	.31[b]	.14	.22	.15
Net realized and unrealized gain (loss)	(.59)	(1.36)	1.41	1.16	(1.49)
Total from investment operations	(.38)	(1.05)	1.55	1.38	(1.34)
Less distributions from: Net investment income	(.33)	(.15)	(.45)	(.16)	(.14)
Net asset value, end of period	$ 7.15	$ 7.86	$ 9.06	$ 7.96	$ 6.74
Total Return (%)	(5.48)[c]	(11.76)[c]	20.23[c]	20.65	(16.67)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	126	151	230	211
Ratio of expenses before expense reductions (%)	1.05	1.04	1.02	.98	1.00
Ratio of expenses after expense reductions (%)	.98	.98	1.01	.98	1.00
Ratio of net investment income (loss) (%)	2.74	3.55[b]	1.64	2.99	1.98
Portfolio turnover rate (%)	99	135	97	85	174

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.95% of average daily net assets, for the year ended December 31, 2014.

[c] Total return would have been lower had certain expenses not been reduced.

Class B	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 7.87	$ 9.07	$ 7.96	$ 6.75	$ 8.22
Income (loss) from investment operations: Net investment income (loss)[a]	.19	.28[b]	.13	.20	.13
Net realized and unrealized gain (loss)	(.59)	(1.35)	1.41	1.15	(1.48)
Total from investment operations	(.40)	(1.07)	1.54	1.35	(1.35)
Less distributions from: Net investment income	(.31)	(.13)	(.43)	(.14)	(.12)
Net asset value, end of period	$ 7.16	$ 7.87	$ 9.07	$ 7.96	$ 6.75
Total Return (%)	(5.71)[c]	(11.98)[c]	20.01[c]	20.13	(16.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.27	.26	.31	.28	.24
Ratio of expenses before expense reductions (%)	1.33	1.31	1.30	1.26	1.28
Ratio of expenses after expense reductions (%)	1.23	1.23	1.27	1.26	1.28
Ratio of net investment income (loss) (%)	2.47	3.26[b]	1.62	2.73	1.70
Portfolio turnover rate (%)	99	135	97	85	174

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.95% of average daily net assets, for the year ended December 31, 2014.

[c] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: Deutsche Bond VIP, Deutsche Capital Growth VIP, Deutsche Core Equity VIP, Deutsche CROCI® International VIP (formerly Deutsche International VIP) and Deutsche Global Small Cap VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on Deutsche CROCI® International VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $105,624,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($6,802,000) and December 31, 2017 ($98,822,000), the respective expiration dates, whichever occurs first; and approximately $20,442,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($7,186,000) and long-term losses ($13,256,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 9,731,490
Capital loss carryforwards	$ (126,066,000)
Net unrealized appreciation (depreciation) on investments	$ (13,481,967)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 5,232,394	$ 2,476,998

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $131,951,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $2,268,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ 673,620
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ (179,082)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$ 6,265,962

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$ 494,538

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Merrill Lynch & Co., Inc.	$ 847	$ (847)	$ —	$ —
Morgan Stanley	672,773	(170,368)	—	502,405
	$ 673,620	$ (171,215)	$ —	$ 502,405
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$ 1,797	$ —	$ —	$ 1,797
Merrill Lynch & Co., Inc.	6,917	(847)	—	6,070
Morgan Stanley	170,368	(170,368)	—	—
	$ 179,082	$ (171,215)	$ —	$ 7,867

C. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $120,401,901 and $125,260,637, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of average daily net assets	.790%
Over $500 million of average daily net assets	.640%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.79% of the Fund's average daily net assets.

For the period from January 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.99%
Class B	1.24%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.93%
Class B	1.18%

For the year ended December 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 94,053
Class B	303
$ 94,356

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $126,065, of which $9,063 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2015
Class A	$ 647	$ 110
Class B	81	14
	$ 728	$ 124

Distribution Service Agreement. DeAWM Distributors, Inc. ("DDI"), also an affiliate of the Advisor, is the Trusts' Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2015, the Distribution Service Fee aggregated $736, of which $58 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $12,872, of which $5,102 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $7,032.

E. Ownership of the Fund

At December 31, 2015, four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 24%, 14%, 12% and 11%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 83% and 10%, respectively.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series I and the Shareholders of Deutsche CROCI® International VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche CROCI® International VIP (formerly Deutsche International VIP) (the "Fund") at December 31, 2015 and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 12, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 889.30	$ 887.20
Expenses Paid per $1,000*	$ 4.57	$ 5.76
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,020.37	$ 1,019.11
Expenses Paid per $1,000*	$ 4.89	$ 6.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche CROCI® International VIP	.96%	1.21%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid foreign taxes of $148,088 and earned $3,265,850 of foreign source income during the year ended December 31, 2015. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.22 per share as income earned from foreign sources for the year ended December 31, 2015.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trusts' policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trusts' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche CROCI® International VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

VS1cint-2 (R-025823-5  2/16)

December 31, 2015

Annual Report

Deutsche Variable Series I

Deutsche Global Small Cap VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

10 Statement of Assets and Liabilities

11 Statement of Operations

11 Statement of Changes in Net Assets

13 Financial Highlights

14 Notes to Financial Statements

19 Report of Independent Registered Public Accounting Firm

20 Information About Your Fund's Expenses

21 Tax Information

21 Proxy Voting

22 Advisory Agreement Board Considerations and Fee Evaluation

25 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 1.13% and 1.41% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment
■ Deutsche Global Small Cap VIP — Class A ■ S&P® Developed Small Cap Index

The S&P® Developed SmallCap comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It Is a subset of the S&P® Global BMI, a comprehensive, rules-based index measuring global stock market performance.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Global Small Cap VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,116	$13,184	$13,705	$17,177
	Average annual total return	1.16%	9.65%	6.51%	5.56%
S&P Developed Small Cap Index	Growth of $10,000	$10,065	$13,641	$14,723	$18,652
	Average annual total return	0.65%	10.90%	8.04%	6.43%
Deutsche Global Small Cap VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,086	$13,092	$13,538	$16,715
	Average annual total return	0.86%	9.40%	6.25%	5.27%
S&P Developed Small Cap Index	Growth of $10,000	$10,065	$13,641	$14,723	$18,652
	Average annual total return	0.65%	10.90%	8.04%	6.43%

The growth of $10,000 is cumulative.

Management Summary December 31, 2015 (Unaudited)

Deutsche Global Small Cap VIP returned 1.16% in 2015 (Class A shares, unadjusted for contract charges), outpacing the 0.65% return of the S&P® Developed SmallCap Index.1

The past year was characterized by an environment of positive, but slow, global economic growth. While the U.S. economy remained healthy and Europe showed signs of emerging from its recession, these factors were offset by worries about the potential for a slowdown in China. Tepid global growth prompted investors to seek companies capable of delivering strong, organic earnings gains independent of economic trends, which contributed to outperformance for small-cap stocks relative to large caps. Small caps in Europe and Japan performed particularly well, even when the impact of negative currency translation was taken into account. Domestic small companies lagged somewhat despite the backdrop of improving economic growth and U.S. dollar strength, which may reflect the higher valuations in the U.S. market vs. the rest of the world.

While our primary emphasis is on individual stock selection, country and sector allocations can also have an impact on the Fund’s results. During the past year, for instance, the Fund was helped by having an overweight position in Europe and a corresponding underweight in North America.2 At the sector level, the Fund benefited from its underweight positions in the poor-performing energy and material segments, both of which were hit hard by the sharp downturn in commodity prices. Overweight positions in the health care and consumer staples sectors also aided performance.3 On the negative side, the Fund lost some ground through its underweight position in the financial sector. The Fund has held this underweight since the financial crisis of 2008, and it had a positive impact on performance in subsequent years before detracting during the past 12 months. An overweight in the industrials sector also cost the Fund some performance.

Our individual stock selection made a robust contribution to the Fund’s 12-month results.4 The Fund delivered the largest margin of outperformance in the consumer discretionary, energy and health care sectors. The leading individual contributors for the year were Kusuri No Aoki Co., Ltd., a Japanese drugstore operator that grew by expanding its product offerings and adding new locations, and PATRIZIA Immobilien AG, which benefited from a well-received transition of its business to real-estate property management. Thoratec Corp.,* which was taken over at a premium, also contributed positively to Fund performance.

We continue to find compelling opportunities in the small-cap space. While small companies remain expensive based on their own history, they have fallen to levels that we believe are attractive relative to large caps. As a result, we are finding a wider range of opportunities to purchase fast-growing, high-quality companies at reasonable valuations. Europe and Asia, in particular, feature a wealth of stocks whose values we believe fail to reflect their underlying growth potential. We believe this creates a favorable opportunity set for the Fund given our emphasis on fast-growing, undervalued world-class businesses.

Joseph Axtell, CFA

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The S&P Developed SmallCap Index tracks the performance of small-capitalization stocks in 22 countries. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

2 "Overweight" means that the Fund holds a higher weighting in a given sector or stock compared with its benchmark index."Underweight" means that the Fund holds a lower weighting in a given sector or stock.

3 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

4 Contribution incorporates both a stock’s total return and its weighting in the Fund.

* Not held in the portfolio as of December 31, 2015.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/15	12/31/14

Common Stocks	98%	95%
Cash Equivalents	2%	5%
Convertible Preferred Stock	0%	—
Right	—	0%
Warrant	0%	0%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/15	12/31/14

United States	42%	47%
United Kingdom	13%	13%
Japan	10%	8%
Germany	7%	5%
Ireland	5%	4%
France	4%	2%
Netherlands	3%	3%
Hong Kong	2%	4%
Canada	2%	3%
Malaysia	2%	—
Other	10%	11%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/15	12/31/14

Consumer Discretionary	26%	25%
Industrials	22%	24%
Information Technology	15%	10%
Health Care	13%	14%
Financials	13%	15%
Consumer Staples	7%	8%
Energy	3%	3%
Materials	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2015

	Shares	Value ($)

Common Stocks 96.2%
Australia 1.3%
Austal Ltd.	454,499	518,651
G8 Education Ltd. (a)	338,760	880,476
(Cost $1,511,030)		1,399,127
Bermuda 1.0%
Lazard Ltd. "A" (b) (Cost $588,361)	24,236	1,090,862
Canada 2.0%
Quebecor, Inc. "B"	52,640	1,288,895
SunOpta, Inc.*	127,599	872,777
(Cost $2,038,753)		2,161,672
China 0.6%
Minth Group Ltd. (Cost $97,573)	297,036	590,936
Finland 1.1%
Cramo Oyj (Cost $1,232,113)	57,429	1,185,427
France 3.6%
Altran Technologies SA	41,000	550,223
Flamel Technologies SA (ADR)*	135,526	1,654,772
JC Decaux SA	26,499	1,017,112
Parrot SA*	22,680	666,225
(Cost $3,239,392)		3,888,332
Germany 6.6%
M.A.X. Automation AG	122,583	746,681
PATRIZIA Immobilien AG*	53,855	1,577,915
Rational AG	2,744	1,252,364
United Internet AG (Registered)	47,466	2,610,326
VIB Vermoegen AG	47,734	886,902
(Cost $2,274,016)		7,074,188
Hong Kong 2.3%
K Wah International Holdings Ltd.	957,757	411,407
REXLot Holdings Ltd.	12,174,509	509,460
Techtronic Industries Co., Ltd.	390,369	1,592,538
(Cost $1,159,468)		2,513,405
India 0.9%
WNS Holdings Ltd. (ADR)* (Cost $850,197)	29,288	913,493
Indonesia 0.4%
PT Arwana Citramulia Tbk (Cost $757,229)	11,282,309	406,896
Ireland 4.8%
Greencore Group PLC	273,692	1,428,244
Paddy Power PLC (c)	28	3,752
Paddy Power PLC (c)	11,896	1,591,434
Ryanair Holdings PLC	130,408	2,127,230
(Cost $1,709,161)		5,150,660
Italy 1.1%
Prysmian SpA (Cost $995,445)	52,526	1,155,211
Japan 9.5%
Ai Holdings Corp.	55,217	1,399,364
Avex Group Holdings, Inc.	41,734	496,409
Kusuri No Aoki Co., Ltd.	32,858	1,605,110
MISUMI Group, Inc.	71,874	993,773
	Shares	Value ($)

Nippon Seiki Co., Ltd.	84,964	1,954,245
Syuppin Co., Ltd. (a)	27,500	285,994
Topcon Corp. (a)	63,700	1,077,185
United Arrows Ltd.	23,857	1,027,206
Universal Entertainment Corp.	41,314	753,195
UT Group Co., Ltd.*	115,924	566,142
(Cost $6,297,739)		10,158,623
Korea 0.4%
Suprema HQ, Inc.* (Cost $575,431)	28,635	398,064
Malaysia 1.8%
Hartalega Holdings Bhd.	332,946	461,117
Nirvana Asia Ltd. 144A	3,103,512	945,063
Tune Protect Group Bhd.	1,742,814	522,995
(Cost $2,110,568)		1,929,175
Netherlands 2.6%
Brunel International NV	44,489	812,694
Core Laboratories NV (a) (d)	9,925	1,079,244
SBM Offshore NV*	73,726	933,685
(Cost $2,607,948)		2,825,623
Panama 0.8%
Banco Latinoamericano de Comercio Exterior SA "E" (Cost $756,863)	31,717	822,422
Philippines 0.6%
Alliance Global Group, Inc. (Cost $452,645)	1,798,250	616,030
Singapore 0.4%
Lian Beng Group Ltd. (Cost $325,048)	1,065,455	378,986
Sweden 0.9%
Nobina AB 144A* (Cost $910,627)	217,514	997,197
Switzerland 0.8%
Dufry AG (Registered)* (Cost $860,924)	7,444	891,471
United Kingdom 12.6%
Arrow Global Group PLC	300,923	1,170,050
AVEVA Group PLC	12,082	288,103
Babcock International Group PLC	138,584	2,077,985
Clinigen Healthcare Ltd.	108,185	1,133,948
Crest Nicholson Holdings PLC	157,264	1,290,232
Domino's Pizza Group PLC	79,589	1,234,221
Hargreaves Lansdown PLC	55,211	1,226,525
Howden Joinery Group PLC	183,640	1,425,081
Jardine Lloyd Thompson Group PLC	45,569	621,681
Nanoco Group PLC* (a)	230,225	196,910
Polypipe Group PLC	250,702	1,289,851
Rotork PLC	94,260	254,036
Spirax-Sarco Engineering PLC	17,079	827,689
Telit Communications PLC* (a)	136,000	427,287
(Cost $9,234,977)		13,463,599
United States 40.1%
Advance Auto Parts, Inc.	6,131	922,777
Affiliated Managers Group, Inc.*	3,173	506,918
AZZ, Inc.	17,230	957,471
	Shares	Value ($)

Berry Plastics Group, Inc.*	26,724	966,874
Cardtronics, Inc.* (a)	30,591	1,029,387
Casey's General Stores, Inc.	14,048	1,692,082
Cognex Corp.	18,327	618,903
Del Taco Restaurants, Inc.* (a)	73,400	781,710
Diamondback Energy, Inc.* (a)	7,946	531,587
DigitalGlobe, Inc.*	33,142	519,004
Encore Capital Group, Inc.* (a)	16,302	474,062
FCB Financial Holdings, Inc. "A"*	17,169	614,479
Fox Factory Holding Corp.*	66,182	1,093,988
Gentherm, Inc.*	28,447	1,348,388
Hain Celestial Group, Inc.* (a)	14,185	572,932
Jack in the Box, Inc. (a)	14,260	1,093,885
Jarden Corp.*	14,140	807,677
Kindred Healthcare, Inc. (a)	46,086	548,884
Knowles Corp.* (a)	58,157	775,233
Leucadia National Corp. (a)	40,870	710,729
Ligand Pharmaceuticals, Inc.* (a)	7,534	816,836
Matador Resources Co.* (a)	29,637	585,924
MAXIMUS, Inc. (a)	21,084	1,185,975
Middleby Corp.*	14,408	1,554,191
Molina Healthcare, Inc.* (a)	17,578	1,056,965
NantKwest, Inc.* (a)	17,400	301,542
Neurocrine Biosciences, Inc.*	7,157	404,871
On Assignment, Inc.*	14,000	629,300
Orexigen Therapeutics, Inc.* (a)	102,500	176,300
Pacira Pharmaceuticals, Inc.* (a)	20,497	1,573,965
PAREXEL International Corp.*	16,919	1,152,522
Primoris Services Corp. (a)	65,968	1,453,275
Providence Service Corp.*	38,100	1,787,652
Retrophin, Inc.*	44,483	858,077
Roadrunner Transportation Systems, Inc.*	31,427	296,357
Sinclair Broadcast Group, Inc. "A" (a)	33,682	1,096,012
South State Corp.	7,208	518,616
Super Micro Computer, Inc.* (a)	21,296	521,965
Tenneco, Inc.*	19,466	893,684
The WhiteWave Foods Co.*	31,168	1,212,747
TiVo, Inc.*	87,052	751,259
TriNet Group, Inc.*	28,350	548,573
	Shares	Value ($)

TriState Capital Holdings, Inc.*	57,506	804,509
Urban Outfitters, Inc.*	24,151	549,435
VeriFone Systems, Inc.*	29,875	837,098
WABCO Holdings, Inc.*	13,332	1,363,330
WEX, Inc.*	6,876	607,838
Zeltiq Aesthetics, Inc.* (a)	42,751	1,219,686
Zions Bancorp. (a)	33,141	904,749
Zoe's Kitchen, Inc.* (a)	19,836	555,011
(Cost $34,904,508)		42,785,234
Total Common Stocks (Cost $75,490,016)		102,796,633

Convertible Preferred Stock 0.2%
United States
Providence Service Corp. (Cost $196,900)	1,969	231,659

Warrant 0.0%
France
Parrot SA, Expiration Date 12/22/2022* (Cost $0)	26,460	25,056

Securities Lending Collateral 17.9%
Daily Assets Fund, 0.36% (e) (f) (Cost $19,125,623)	19,125,623	19,125,623

Cash Equivalents 2.4%
Central Cash Management Fund, 0.25% (e) (Cost $2,517,382)	2,517,382	2,517,382

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $97,329,921)†	116.7	124,696,353
Other Assets and Liabilities, Net	(16.7)	(17,884,362)
Net Assets	100.0	106,811,991

* Non-income producing security.

† The cost for federal income tax purposes was $99,101,785. At December 31, 2015, net unrealized appreciation for all securities based on tax cost was $25,594,568. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $32,323,323 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,728,755.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $18,546,151, which is 17.4% of net assets.

(b) Listed on the NASDAQ Exchange.

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) Listed on the New York Stock Exchange.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 1,399,127	$ —	$ 1,399,127
Bermuda	1,090,862	—	—	1,090,862
Canada	2,161,672	—	—	2,161,672
China	—	590,936	—	590,936
Finland	—	1,185,427	—	1,185,427
France	1,654,772	2,233,560	—	3,888,332
Germany	—	7,074,188	—	7,074,188
Hong Kong	—	2,003,945	509,460	2,513,405
India	913,493	—	—	913,493
Indonesia	—	406,896	—	406,896
Ireland	—	5,150,660	—	5,150,660
Italy	—	1,155,211	—	1,155,211
Japan	—	10,158,623	—	10,158,623
Korea	—	—	398,064	398,064
Malaysia	—	1,929,175	—	1,929,175
Netherlands	1,079,244	1,746,379	—	2,825,623
Panama	822,422	—	—	822,422
Philippines	—	616,030	—	616,030
Singapore	—	378,986	—	378,986
Sweden	—	997,197	—	997,197
Switzerland	—	891,471	—	891,471
United Kingdom	—	13,463,599	—	13,463,599
United States	42,785,234	—	—	42,785,234
Convertible Preferred Stock	—	—	231,659	231,659
Warrant	—	—	25,056	25,056
Short-Term Investments (g)	21,643,005	—	—	21,643,005
Total	$ 72,150,704	$ 51,381,410	$ 1,164,239	$ 124,696,353

(g) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Common Stocks	Convertible Preferred Stocks	Rights	Warrants	Total
Balance as of December 31, 2014	$ —	$ —	$ 104,334	$ —	$ 104,334
Realized gains (loss)	104,754	—	2,456	—	107,210
Change in unrealized appreciation (depreciation)	(760,435)	34,759	—	25,056	(700,620)
Purchases	613,152	196,900	—	0	810,052
(Sales)	(247,837)	—	(106,790)	—	(354,627)
Transfers into Level 3 (h)	1,197,890	—	—	—	1,197,890
Transfers (out) of Level 3	—	—	—	—	—
Balance as of December 31, 2015	$ 907,524	$ 231,659	$ —	$ 25,056	$ 1,164,239
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$ (760,435)	$ 34,759	$ —	$ 25,056	$ (700,620)

(h) During the period ended December 31, 2015, the amount of transfers between Level 2 and Level 3 was $1,197,890. The security was halted on the exchange and is valued in accordance with procedures approved by the Board. A significant difference between the value and the price of the security once it resumes trading on the securities exchange could have a material change in the fair value measurement.

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $75,686,916) — including $18,546,151 of securities loaned	$ 103,053,348
Investment in Daily Assets Fund (cost $19,125,623)*	19,125,623
Investment in Central Cash Management Fund (cost $2,517,382)	2,517,382
Total investments in securities, at value (cost $97,329,921)	124,696,353
Foreign currency, at value (cost $1,446,572)	1,440,336
Receivable for Fund shares sold	3,654
Dividends receivable	55,647
Interest receivable	14,370
Foreign taxes recoverable	96,758
Other assets	2,687
Total assets	126,309,805
Liabilities
Payable upon return of securities loaned	19,125,623
Payable for investments purchased	18,363
Payable for Fund shares redeemed	173,848
Accrued management fee	74,195
Accrued Trustees' fees	1,756
Other accrued expenses and payables	104,029
Total liabilities	19,497,814
Net assets, at value	$ 106,811,991
Net Assets Consist of
Distributions in excess of net investment income	(906,116)
Net unrealized appreciation (depreciation) on: Investments	27,366,432
Foreign currency	(16,116)
Accumulated net realized gain (loss)	10,585,414
Paid-in capital	69,782,377
Net assets, at value	$ 106,811,991
Class A Net Asset Value, offering and redemption price per share ($104,138,995 ÷ 7,905,300 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.17
Class B Net Asset Value, offering and redemption price per share ($2,672,996 ÷ 207,982 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.85

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $56,036)	$ 1,791,824
Income distributions — Central Cash Management Fund	3,417
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	68,493
Total income	1,863,734
Expenses: Management fee	1,184,371
Administration fee	133,075
Services to shareholders	2,521
Distribution service fee (Class B)	7,090
Record keeping fee (Class B)	920
Custodian fee	49,397
Professional fees	70,227
Reports to shareholders	24,240
Trustees' fees and expenses	6,893
Other	23,427
Total expenses before expense reductions	1,502,161
Expense reductions	(177,546)
Total expenses after expense reductions	1,324,615
Net investment income (loss)	539,119
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	11,548,394
Foreign currency	(46,789)
11,501,605
Change in net unrealized appreciation (depreciation) on: Investments	(9,980,649)
Foreign currency	(5,800)
(9,986,449)
Net gain (loss)	1,515,156
Net increase (decrease) in net assets resulting from operations	$ 2,054,275

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income (loss)	$ 539,119	$ 395,121
Net realized gain (loss)	11,501,605	14,181,990
Change in net unrealized appreciation (depreciation)	(9,986,449)	(20,736,955)
Net increase (decrease) in net assets resulting from operations	2,054,275	(6,159,844)
Distributions to shareholders from: Net investment income: Class A	(1,276,149)	(1,278,879)
Class B	(19,017)	(17,935)
Net realized gains: Class A	(13,898,697)	(16,572,319)
Class B	(305,692)	(315,539)
Total distributions	(15,499,555)	(18,184,672)
Fund share transactions: Class A Proceeds from shares sold	4,131,476	5,579,529
Reinvestment of distributions	15,174,846	17,851,198
Payments for shares redeemed	(36,780,664)	(18,702,818)
Net increase (decrease) in net assets from Class A share transactions	(17,474,342)	4,727,909
Class B Proceeds from shares sold	564,366	1,189,539
Reinvestment of distributions	324,709	333,474
Payments for redeemed	(706,649)	(885,837)
Net increase (decrease) in net assets from Class B share transactions	182,426	637,176
Increase (decrease) in net assets	(30,737,196)	(18,979,431)
Net assets at beginning of period	137,549,187	156,528,618
Net assets at end of period (including distributions in excess of net investment income of $906,116 and $353,727, respectively)	$ 106,811,991	$ 137,549,187
Other Information
Class A Shares outstanding at beginning of period	9,224,528	8,893,756
Shares sold	286,903	350,707
Shares issued to shareholders in reinvestment of distributions	1,081,600	1,182,981
Shares redeemed	(2,687,731)	(1,202,916)
Net increase (decrease) in Class A shares	(1,319,228)	330,772
Shares outstanding at end of period	7,905,300	9,224,528
Class B Shares outstanding at beginning of period	194,372	154,023
Shares sold	41,126	77,557
Shares issued to shareholders in reinvestment of distributions	23,684	22,563
Shares redeemed	(51,200)	(59,771)
Net increase (decrease) in Class B shares	13,610	40,349
Shares outstanding at end of period	207,982	194,372

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 14.61	$ 17.31	$ 13.78	$ 12.67	$ 14.28
Income (loss) from investment operations: Net investment income (loss)[a]	.06	.04	.04	.09	.08
Net realized and unrealized gain (loss)	.21	(.69)	4.66	1.83	(1.45)
Total from investment operations	.27	(.65)	4.70	1.92	(1.37)
Less distributions from: Net investment income	(.14)	(.15)	(.10)	(.09)	(.24)
Net realized gains	(1.57)	(1.90)	(1.07)	(.72)	—
Total distributions	(1.71)	(2.05)	(1.17)	(.81)	(.24)
Net asset value, end of period	$ 13.17	$ 14.61	$ 17.31	$ 13.78	$ 12.67
Total Return (%)[b]	1.16	(4.13)	35.94	15.37	(9.90)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	104	135	154	124	123
Ratio of expenses before expense reductions (%)	1.12	1.13	1.14	1.11	1.12
Ratio of expenses after expense reductions (%)	.99	.97	.94	.98	1.00
Ratio of net investment income (loss) (%)	.41	.27	.28	.69	.57
Portfolio turnover rate (%)	27	33	39	36	31
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Class B	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 14.29	$ 16.97	$ 13.52	$ 12.45	$ 14.03
Income (loss) from investment operations: Net investment income (loss)[a]	.02	.00*	.01	.06	.05
Net realized and unrealized gain (loss)	.21	(.67)	4.57	1.79	(1.43)
Total from investment operations	.23	(.67)	4.58	1.85	(1.38)
Less distributions from: Net investment income	(.10)	(.11)	(.06)	(.06)	(.20)
Net realized gains	(1.57)	(1.90)	(1.07)	(.72)	—
Total distributions	(1.67)	(2.01)	(1.13)	(.78)	(.20)
Net asset value, end of period	$ 12.85	$ 14.29	$ 16.97	$ 13.52	$ 12.45
Total Return (%)[b]	.86	(4.33)	35.67	15.01	(10.08)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	2	2
Ratio of expenses before expense reductions (%)	1.41	1.41	1.34	1.43	1.38
Ratio of expenses after expense reductions (%)	1.24	1.25	1.15	1.23	1.25
Ratio of net investment income (loss) (%)	.15	.02	.07	.44	.32
Portfolio turnover rate (%)	27	33	39	36	31
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: Deutsche Bond VIP, Deutsche Capital Growth VIP, Deutsche Core Equity VIP, Deutsche CROCI® International VIP (formerly Deutsche International VIP) and Deutsche Global Small Cap VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on Deutsche Global Small Cap VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Prior to August 20, 2015, Deutsche Bank AG served as security lending agent for the Fund. Effective August 20, 2015, Brown Brothers Harriman & Co. serves as security lending agent to the Fund. The lending agent lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 325,645
Undistributed long-term capital gains	$ 11,125,518
Net unrealized appreciation (depreciation) on investments	$ 25,594,568

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary Income*	$ 1,295,166	$ 2,266,228
Distributions from long-term capital gains	$ 14,204,389	$ 15,918,444

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $33,813,625 and $62,787,732, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of average daily net assets	.890%
Next $500 million of average daily net assets	.875%
Next $1 billion of average daily net assets	.860%
Over $2 billion of average daily net assets	.845%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.89% of the Fund's average daily net assets.

For the period from January 1, 2015 through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.99%
Class B	1.24%

For the year ended December 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 172,701
Class B	4,845
$ 177,546

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $133,075, of which $9,361 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2015
Class A	$ 498	$ 85
Class B	193	32
	$ 691	$ 117

Distribution Service Agreement. DeAWM Distributors, Inc. ("DDI"), also an affiliate of the Advisor, is the Trusts' Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2015, the Distribution Service Fee aggregated $7,090, of which $573 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $12,124, of which $4,996 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Prior to August 20, 2015, Deutsche Bank AG served as securities lending agent for the Fund. For the year ended December 31, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $2,150.

D. Ownership of the Fund

At December 31, 2015, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 46%, 16% and 13%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 68% and 17%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series I and the Shareholders of Deutsche Global Small Cap VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP) (the "Fund") at December 31, 2015 and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 12, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 940.70	$ 940.00
Expenses Paid per $1,000*	$ 4.84	$ 6.06
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,020.21	$ 1,018.95
Expenses Paid per $1,000*	$ 5.04	$ 6.31

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche Global Small Cap VIP	.99%	1.24%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid distributions of $1.57 per share from net long-term capital gains during its year ended December 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $12,306,000 as capital gain dividends for its year ended December 31, 2015.

For corporate shareholders of the Fund, 14% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2015 qualified for the dividends received deduction.

The Fund paid foreign taxes of $46,388 and earned $340,569 of foreign source income during the year ended December 31, 2015. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.04 per share as income earned from foreign sources for the year ended December 31, 2015.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trusts' policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trusts' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Small Cap VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board observed that there were significant limitations to the usefulness of the comparative data provided by Morningstar, noting that the applicable Morningstar universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. As a result, the Board gave increased weight to the Fund’s performance relative to its benchmark than some of the additional comparative data. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2015. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Trustees also observed that the Lipper expense universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM manages an institutional account comparable to the Fund, but that Deutsche AWM does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche Funds as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

VS1glosc-2 (R-025821-5  2/16)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche variable series I
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$278,455	$0	$0	$6,549
2014	$268,905	$0	$0	$3,963

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$6,549	$30,661	$0	$37,210
2014	$3,963	$63,439	$0	$67,402

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with PwC. The terms of the 2015 engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Variable Series I

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 22, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 22, 2016